UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PIM

Putnam Master Intermediate Income Trust

Annual report 9|30|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	20

Federal tax information	92

Shareholder meeting results	93

About the Trustees	94

Officers	96

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. In addition, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

In the two decades since then, the bond investment landscape has undergone a transformation. New sectors such as mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the introduction of the euro fostered the development of a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s managers believe that the fund’s multi-strategy approach is well suited to the expanding opportunities in today’s global bond marketplace. To respond to the market’s increasing complexity, Putnam’s Fixed Income group aligns teams of specialists with varied investment opportunities. Working with these teams, the fund managers strive to build a diversified portfolio that carefully balances risk and return.

As different factors drive the performance of the various bond market sectors, the managers use the fund’s flexible strategy to seek opportunities for investors.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV. To obtain the most recent month-end performance, visit putnam.com.

4	Master Intermediate Income Trust

Interview with your fund’s portfolio manager

Bill, what was the bond-market environment like during the 12 months ended September 30, 2012?

The early months of the period were difficult ones for credit-sensitive fixed-income securities, as concerns about Europe’s sovereign debt crisis and a weakening U.S. economic outlook caused investors to move away from risk. In December, however, riskier assets began to reverse course, as investors grew more optimistic about U.S. growth prospects and less pessimistic about the European situation. Investor confidence was buoyed by the European Central Bank’s Long-Term Refinancing Operation, which provided much-needed stability to global credit markets by injecting liquidity into the European banking system, thereby reducing banks’ short-term funding risk.

In the United States, the Federal Reserve remained firm in its resolve to hold its benchmark federal funds rate near zero, announcing that it would do so into 2015, with the dual objectives of promoting growth and maintaining liquidity in the financial system. The Fed’s accommodative stance was further evidenced when it extended “Operation Twist,” under which it helped keep long-term Treasury yields low by selling short-term bonds and buying longer-term ones.

Within this environment, bonds in sectors entailing greater credit or market risk that trade at a yield premium to U.S.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Master Intermediate Income Trust	5

Treasuries — so-called “spread sectors” —rallied broadly from December through March. However, the rally stalled during the April through June period, as global economic data came in below expectations and rising eurozone risk once again dampened investor sentiment.

The final three months of the period were characterized by light trading volumes, interest rates moving higher globally, and yield curves steepening. The benchmark 10-year Treasury yield hit an intra-month high of 1.83% in August, a level not reached since the beginning of May, before ending the period lower at 1.65%. Against this backdrop, fixed-income spread sectors continued to outperform other parts of the market, led by higher-yielding categories, such as non-agency residential mortgage-backed securities [RMBS], high-yield bonds, and emerging-market debt.

In a much-anticipated development, the Fed launched “QE3” in mid September, announcing that it would buy $40 billion of government-agency mortgage-backed securities [agency MBS] every month until the job market improves. The central bank also affirmed that it would continue Operation Twist through December.

Credit qualities are shown as a percentage of net assets as of 9/30/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality represents only the fixed-income portion of the portfolio. Convertible bonds are excluded from the calculation. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

6	Master Intermediate Income Trust

The fund outpaced its benchmark by a considerable margin. What factors drove this solid relative performance?

Our sizable allocations to high-yield bonds and emerging-market debt, both of which were among the best-performing asset classes during the period, drove the fund’s performance versus the index. Investments in non-agency RMBS also meaningfully contributed. Returns for high-yield and emerging-market bonds were bolstered by investor willingness to assume more risk in exchange for higher yields. Non-agency RMBS benefited from nascent signs of strength in the housing market, along with the anticipation of heightened demand for the securities. While not the direct target of Fed purchases, non-agency RMBS may become an attractive alternative for investors should the central bank’s bond buying absorb most of the supply in the agency MBS market. Within our emerging-market debt allocation,

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/12. Short-term holdings, derivatives, and TBA commitments are excluded. Holdings will vary over time.

Master Intermediate Income Trust	7

positions in Argentina, Russia, Venezuela, and Ukraine performed particularly well. Holdings of investment-grade corporate bonds and commercial mortgage-backed securities also aided the fund’s relative return.

Which strategies detracted from the fund’s performance?

The biggest detractor was our conservative term-structure positioning [meaning the fund’s duration — or interest-rate sensitivity —and yield-curve strategy]. Given the low level of Treasury yields and expectations for modestly improving U.S. economic growth, we took a cautious approach toward interest-rate risk by maintaining minimal duration exposure within the portfolio. However, this positioning, which can be beneficial when rates are rising, dampened performance because interest rates, while volatile during the period, ended the period lower across the yield curve.

Our active currency strategy, which is implemented with long and short positions using currency forward contracts, also proved detrimental. Currency markets were volatile during the period, and our exposure to commodity-linked currencies, such as the Australian and Canadian dollars, as well as tactical trading in the British pound sterling, detracted from performance. Slowing global growth, particularly in China, led to falling commodity prices during much of the period, which weighed on the currencies of major commodity-exporting countries. Conversely, short positions in the euro and the Czech koruna aided performance and partially offset the overall negative outcome of our currency strategy.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve.

In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our collateralized-mortgage-obligation [CMO] holdings.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time. Cash positions may represent collateral used to cover certain derivative contracts.

8	Master Intermediate Income Trust

Lastly, we used forward currency contracts to hedge the foreign exchange risk associated with non-U.S. bonds, and to efficiently gain exposure to foreign currencies as part of our active strategy involving global currency pairings.

The fund reduced its distribution rate during the period. What led to that decision?

The fund’s per-share distribution rate was lowered to $0.026 from $0.029 in July, due to an overall decline in the amount of interest income earned by the fund — a result of generally lower yields in the marketplace.

What is your outlook for the coming months, and how are you positioning the fund?

The latest data show that the U.S. economy is continuing on a sluggish growth path. We believe third-quarter gross domestic product may come in slightly above 1.5% on an annualized basis, which would be weaker than we expected at the beginning of 2012. With Europe in recession, Japan slowing sharply, and China growing at a rate that is slow by its own standards, the areas of the U.S. economy that are heavily dependent on global trade have weakened. On the other hand, U.S. consumer demand remains reasonably solid, as illustrated by stronger automobile sales. All told, we believe U.S. growth may strengthen in 2013 if the so-called “fiscal cliff” of currently legislated spending cuts and expiring tax reductions looming at year-end can be avoided.

As has been the case for some time, we continue to believe non-government sectors remain the most attractive areas of the bond market. While the “spreads” — or yield advantage — in many sectors of the market have tightened in recent months, they still appear attractive relative to their pre-2008 historical averages.

In our view, investors seem to be slowly returning to employing long-term strategies rather than timing the next risk trade, and

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional fixed-income risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

See pages 52–76 for more information on the types of derivatives used.

Master Intermediate Income Trust	9

we believe that makes for a more supportive investment environment overall, particularly for active managers like Putnam.

In terms of positioning, we continue to prefer credit risk via allocations to corporate bonds and non-agency RMBS, and prepayment risk through certain types of CMOs, over interest-rate risk. While the potential for short-term price volatility still remains high, we believe our actively managed, risk-conscious approach remains a prudent strategy for investing in today’s bond markets.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

Raman Srivastava left the fund in September 2012.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

10	Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/12

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.16%	6.64%

10 years	101.13	88.61
Annual average	7.24	6.55

5 years	27.59	35.64
Annual average	4.99	6.29

3 years	26.05	19.46
Annual average	8.02	6.11

1 year	8.42	9.56

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/12

		Citigroup		Lipper Flexible
	Barclays	Non-U.S. World		Income Funds
	Government/Credit	Government	JPMorgan Global	(closed-end)
	Bond Index	Bond Index	High Yield Index	category average*

Annual average
Life of fund (since 4/29/88)	7.30%	6.70%	—†	6.82%

10 years	69.00	101.69	182.46%	98.21
Annual average	5.39	7.27	10.94	7.06

5 years	37.87	37.38	57.69	37.31
Annual average	6.63	6.56	9.54	6.45

3 years	20.79	12.56	45.42	29.64
Annual average	6.50	4.02	13.29	9.00

1 year	5.66	3.46	19.71	12.57

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 5, 5, 4, 3, and 2 funds, respectively, in this Lipper category.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

Master Intermediate Income Trust	11

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions

Number	12

Income	$0.089638

Return of capital*	0.249362

Capital gains	—

Total	$0.339000

Share value	NAV	Market price

9/30/11	$5.34	$5.05

9/30/12	5.42	5.18

Current yield (end of period)	NAV	Market price

Current dividend rate†	5.76%	6.02%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 92.

† Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

12	Master Intermediate Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues are composed of both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Master Intermediate Income Trust	13

Other information for shareholders

Important notice regarding share repurchase program

In September 2012, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2012, up to 10% of the fund’s common shares outstanding as of October 7, 2012.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Master Intermediate Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

Master Intermediate Income Trust	15

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 5th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an

16	Master Intermediate Income Trust

appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

Master Intermediate Income Trust	17

One-year period	4th

Three-year period	2nd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 5, 4 and 4 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one- and five-year periods ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s relative emphasis on shorter duration investments, which reduced the fund’s sensitivity to interest rate changes but detracted from performance. In addition, performance in 2011 was hurt by the fund’s exposure to high yield, non-Agency residential mortgage-backed securities, and its exposure to emerging markets coupled with currency exposure to the Australian dollar. The Trustees also considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s investments in commercial and residential mortgage-backed securities, which exhibited significant volatility and under-performed during the economic downturn in 2008.

The Trustees considered that, although the fund had not performed well over the one- and five-year periods ended December 31, 2011, the fund ranked in the second quartile for the three-year period, and that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are

18	Master Intermediate Income Trust

used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Master Intermediate Income Trust	19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20	Master Intermediate Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the fund), including the fund’s portfolio, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 14, 2012

Master Intermediate Income Trust	21

The fund’s portfolio 9/30/12

MORTGAGE-BACKED SECURITIES (45.7%)*	Principal amount		Value

American Home Mortgage Assets Ser. 07-5, Class XP, PO, IO,
2.781s, 2047		$9,787,136	$1,174,455

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047		1,265,447	177,163

Banc of America Commercial Mortgage, Inc.
FRB Ser. 08-1, Class AJ, 6.438s, 2051		571,000	535,313
FRB Ser. 05-5, Class D, 5.405s, 2045		600,000	522,000

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	128,770
Ser. 01-1, Class K, 6 1/8s, 2036		346,443	47,684
Ser. 07-5, Class XW, IO, 0.555s, 2051		101,911,055	1,328,104

Banc of America Funding Corp.
FRB Ser. 06-A, Class 3A1, 2.942s, 2036		2,028,998	1,359,428
FRB Ser. 07-C, Class 07-C, 2.711s, 2036		2,152,673	1,781,336
FRB Ser. 06-G, Class 2A5, 0.499s, 2036		561,689	440,926

Barclays Capital, LLC Trust 144A
FRB Ser. 11-RR4, Class 6A4, 15.143s, 2037		1,141,416	850,355
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046		18,422,114	782,940
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047		37,458,482	1,558,272
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047		45,861,145	1,169,458
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046		41,628,402	1,061,524

Bear Stearns Adjustable Rate Mortgage Trust
FRB Ser. 05-10, Class A3, 2.648s, 2035		3,535,059	3,269,928
FRB Ser. 06-1, Class A1, 2.37s, 2036		391,128	358,860

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 6.089s, 2050		1,492,000	1,193,600
FRB Ser. 06-PW12, Class AJ, 5.933s, 2038		718,000	648,920
Ser. 05-PWR7, Class D, 5.304s, 2041		441,000	386,292
Ser. 05-PWR7, Class B, 5.214s, 2041		697,000	648,210

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046		6,838,078	179,158
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047		4,279,329	91,150
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046		9,060,665	172,153
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036		4,839,010	68,230

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class B, 5.029s, 2043		1,720,000	1,499,840

Citigroup Commercial Mortgage Trust 144A FRB Ser. 04-C1,
Class G, 5.534s, 2040		3,000,000	2,889,000

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3,
Class 1A2A, 5.584s, 2036		1,394,318	1,268,828

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 11-12, Class 2A2, 0.587s, 2035		900,000	587,250
FRB Ser. 12-1, Class 1A2, 0.587s, 2035		870,000	550,274

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.074s, 2044		30,013,418	115,161

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)	GBP	444,023	602,287
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	145,267	208,774

22	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (45.7%)* cont.	Principal amount	Value

Countrywide Alternative Loan Trust
Ser. 06-0A19, Class XP, IO, 2.588s, 2047	$12,411,066	$961,857
Ser. 07-HY9, Class X, IO, 0.65s, 2047	5,657,648	229,701

Countrywide Home Loans
Ser. 07-17, Class 1A2, 6s, 2037	1,693,251	1,627,408
Ser. 07-1, Class A8, 6s, 2037	1,733,136	1,627,003
Ser. 06-21, Class A1, 6s, 2037	824,166	725,266
Ser. 06-10, Class 1A16, 6s, 2036	1,064,524	926,136
Ser. 06-6, Class 06-6, 6s, 2036	488,871	436,195
Ser. 06-1, Class A2, 6s, 2036	931,021	821,625
FRB Ser. 05-HY10, Class 3A1B, 2.747s, 2036	2,516,068	1,761,247

Credit Suisse Mortgage Capital Certificates FRB Ser. 06-C1,
Class AJ, 5.588s, 2039	184,000	188,361

CS First Boston Mortgage Securities Corp. Ser. 05-C6,
Class AJ, 5.23s, 2040	613,000	648,211

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035	344,030	17,202

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4, 6.04s, 2031	286,492	283,627

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.717s, 2032	276,808	450,637
IFB Ser. 3408, Class EK, 24.905s, 2037	153,993	248,441
IFB Ser. 2979, Class AS, 23.464s, 2034	76,236	102,236
IFB Ser. 3072, Class SM, 22.987s, 2035	222,548	355,195
IFB Ser. 3072, Class SB, 22.841s, 2035	199,365	316,961
IFB Ser. 3249, Class PS, 21.547s, 2036	173,809	266,607
IFB Ser. 3951, Class CS, IO, 6.529s, 2026	4,501,320	703,106
IFB Ser. 4098, Class MS, IO, 6.479s, 2041	4,184,625	912,415
IFB Ser. 3727, Class PS, IO, 6.479s, 2038	2,111,537	189,045
IFB Ser. 3895, Class SM, IO, 6.429s, 2040	4,729,470	633,601
IFB Ser. 4048, Class GS, IO, 6.429s, 2040	1,991,259	386,025
IFB Ser. 3940, Class PS, IO, 6.429s, 2040	5,693,270	901,814
IFB Ser. 3860, Class SP, IO, 6.379s, 2040	4,279,935	722,196
IFB Ser. 4032, Class SA, IO, 6.279s, 2042	5,358,602	722,840
IFB Ser. 3708, Class SA, IO, 6.229s, 2040	5,322,946	693,952
IFB Ser. 3780, Class PS, IO, 6.229s, 2035	2,450,190	206,256
IFB Ser. 4105, Class LS, IO, 5.9s, 2041	2,474,000	519,045
IFB Ser. 3922, Class CS, IO, 5.879s, 2041	2,069,066	315,410
IFB Ser. 3768, Class PS, IO, 5.779s, 2036	7,021,407	385,005
IFB Ser. 3753, Class S, IO, 5.729s, 2040	2,484,391	329,182
Ser. 3632, Class CI, IO, 5s, 2038	911,835	49,795
Ser. 3626, Class DI, IO, 5s, 2037	542,767	17,846
Ser. 4000, Class PI, IO, 4 1/2s, 2042	2,744,984	346,691
Ser. 4019, Class GI, IO, 4 1/2s, 2041	7,159,031	887,004
Ser. 3747, Class HI, IO, 4 1/2s, 2037	558,375	44,466
Ser. 4090, Class BI, IO, 4s, 2042	850,670	103,943
Ser. 4098, Class PI, IO, 4s, 2042	3,798,635	614,163
Ser. 4010, Class NI, IO, 4s, 2041	3,825,964	525,305
Ser. 3738, Class MI, IO, 4s, 2034	5,587,487	209,531
Ser. 3748, Class NI, IO, 4s, 2034	2,627,861	89,768
Ser. 3736, Class QI, IO, 4s, 2034	5,981,010	163,282
Ser. 3751, Class MI, IO, 4s, 2034	6,332,488	107,779

Master Intermediate Income Trust	23

MORTGAGE-BACKED SECURITIES (45.7%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. T-57, Class 1AX, IO, 0.418s, 2043	$2,817,945	$34,412
Ser. 4077, Class TO, PO, zero %, 2041	1,207,144	1,031,817
Ser. 3124, Class DO, PO, zero %, 2036	3,617	3,571
FRB Ser. 3326, Class WF, zero %, 2035	9,706	8,735
FRB Ser. 3030, Class EF, zero %, 2035	3,921	3,911

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036	327,992	603,264
IFB Ser. 07-53, Class SP, 23.406s, 2037	193,706	314,224
IFB Ser. 08-24, Class SP, 22.489s, 2038	174,201	273,495
IFB Ser. 05-75, Class GS, 19.601s, 2035	208,065	307,537
IFB Ser. 05-83, Class QP, 16.831s, 2034	230,926	325,559
IFB Ser. 10-99, Class NS, IO, 6.384s, 2039	4,269,773	411,692
IFB Ser. 404, Class S13, IO, 6.184s, 2040	4,472,628	660,184
IFB Ser. 10-35, Class SG, IO, 6.184s, 2040	3,272,515	432,037
IFB Ser. 12-113, Class CS, IO, 5.9s, 2041	1,816,000	363,091
IFB Ser. 12-113, Class SG, IO, 5.85s, 2042	1,953,000	361,754
IFB Ser. 10-46, Class WS, IO, 5.534s, 2040	3,353,514	423,951
Ser. 374, Class 6, IO, 5 1/2s, 2036	752,527	98,303
Ser. 398, Class C5, IO, 5s, 2039	566,174	54,240
Ser. 10-13, Class EI, IO, 5s, 2038	356,910	16,061
Ser. 378, Class 19, IO, 5s, 2035	1,744,849	191,933
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	10,146,169	1,623,386
Ser. 409, Class 82, IO, 4 1/2s, 2040	7,252,034	912,033
Ser. 366, Class 22, IO, 4 1/2s, 2035	702,521	54,326
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	2,953,468	307,574
Ser. 12-96, Class PI, IO, 4s, 2041	2,670,706	406,188
Ser. 406, Class 2, IO, 4s, 2041	3,187,115	355,045
Ser. 406, Class 1, IO, 4s, 2041	2,105,900	248,707
Ser. 409, Class C16, IO, 4s, 2040	4,630,559	487,196
Ser. 03-W10, Class 1, IO, 1.408s, 2043	660,746	30,095
Ser. 99-51, Class N, PO, zero %, 2029	27,829	26,870

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.068s, 2020	2,669,748	56,732

GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.483s, 2045	305,000	253,150
FRB Ser. 05-C1, Class D, 4.949s, 2048	1,850,000	1,799,310

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class B, 4.965s, 2041	452,000	383,884

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 02-C3,
Class H, 5.944s, 2039	450,000	445,612

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.855s, 2041	2,858,504	3,132,520
IFB Ser. 10-151, Class SL, IO, 6.482s, 2039	2,312,638	323,237
IFB Ser. 10-163, Class SI, IO, 6.409s, 2037	3,833,061	584,542
IFB Ser. 10-120, Class SB, IO, 5.982s, 2035	841,095	57,245
IFB Ser. 10-20, Class SC, IO, 5.932s, 2040	228,653	34,753
IFB Ser. 10-116, Class SL, IO, 5.832s, 2039	1,344,899	180,338
IFB Ser. 10-61, Class SJ, IO, 5.829s, 2040	3,665,233	674,550
IFB Ser. 11-70, Class SM, IO, 5.669s, 2041	2,415,000	631,861
IFB Ser. 11-70, Class SH, IO, 5.669s, 2041	2,481,000	668,059

24	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (45.7%)* cont.	Principal amount	Value

Government National Mortgage Association
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	$1,564,381	$141,045
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	403,798	60,529
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	1,559,449	176,545
Ser. 11-73, Class IP, IO, 4 1/2s, 2039	4,654,151	472,510
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	4,752,951	533,804
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	1,973,166	223,599
Ser. 11-116, Class BI, IO, 4s, 2026	7,479,368	844,944
Ser. 10-H03, Class DI, IO, 2.115s, 2060	6,099,918	640,491
Ser. 12-H02, Class AI, IO, 1.769s, 2062	6,056,878	461,837
Ser. 12-H05, Class AI, IO, 1.227s, 2062	16,957,698	900,963
Ser. 12-H04, Class FI, IO, 0.94s, 2062	16,831,995	799,520
Ser. 11-70, PO, zero %, 2041	5,109,701	4,331,288
Ser. 06-36, Class OD, PO, zero %, 2036	9,665	9,034

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	4,845,820	183,172

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	546,000	491,743

GS Mortgage Securities Corp. II Ser. 05-GG4, Class AJ,
4.782s, 2039	606,000	604,062

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.925s, 2039	58,432,022	934,912

GSR Mortgage Loan Trust
FRB Ser. 05-AR4, Class 3A5, 2.771s, 2035	725,000	644,344
FRB Ser. 06-AR1, Class 2A4, 2.705s, 2036	750,000	552,660

Harborview Mortgage Loan Trust
FRB Ser. 05-9, Class 2A1C, 0.669s, 2035	680,727	589,170
FRB Ser. 05-8, Class 1A2B, 0.579s, 2035	732,440	175,786
FRB Ser. 05-8, Class 1A2A, 0.549s, 2035	619,245	411,798
FRB Ser. 06-7, Class 2A1A, 0.419s, 2046	4,092,940	2,905,986

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.397s, 2037	3,242,554	2,059,021

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP6, Class AJ, 5.565s, 2043	443,000	412,454
FRB Ser. 05-LDP3, Class AJ, 5.171s, 2042	617,000	619,702
FRB Ser. 04-CBX, Class E, 5.126s, 2037	1,790,000	1,534,030
FRB Ser. 04-CBX, Class B, 5.021s, 2037	247,000	243,415
FRB Ser. 05-LDP2, Class C, 4.911s, 2042	350,000	311,530
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	1,900,000	1,890,500

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.203s, 2051	61,461,540	608,223

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3, 2.889s, 2036	1,641,273	1,311,991

LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	857,101	857,101

LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class AJ,
5.452s, 2039	1,386,000	1,428,960

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
PO, IO, 0.8s, 2047	3,548,447	106,453

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.408s, 2028	98,467	123

Master Intermediate Income Trust	25

MORTGAGE-BACKED SECURITIES (45.7%)* cont.	Principal amount	Value

Merrill Lynch Mortgage Trust
Ser. 06-C2, Class AJ, 5.802s, 2043	$1,351,000	$1,168,614
Ser. 05-LC1, Class AJ, 5.487s, 2044	431,000	450,934
Ser. 05-CKI1, Class AJ, 5.39s, 2037	885,000	897,390

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 9.115s, 2037	524,196	39,315
Ser. 07-C5, Class X, IO, 5.231s, 2049	2,034,385	150,951

Morgan Stanley Capital I
Ser. 06-HQ9, Class C, 5.842s, 2044	1,100,000	970,342
FRB Ser. 07-T27, Class AJ, 5.823s, 2042 F	829,000	783,729
Ser. 06-HQ9, Class AJ, 5.793s, 2044	1,450,000	1,487,261
FRB Ser. 06-HQ8, Class B, 5.678s, 2044	1,800,000	1,542,600
Ser. 04-IQ8, Class C, 5.3s, 2040	1,400,000	1,398,600

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039	1,595,878	1,428,310

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.843s, 2043	1,215,429	1,251,891

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.988s, 2012	296	—

Residential Asset Securitization Trust Ser. 07-A1,
Class A1, 6s, 2037	460,460	359,159

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018	193,000	193,000

Structured Asset Mortgage Investments Trust Ser. 07-AR6,
Class X2, IO, 0 1/2s, 2047	15,900,153	324,363

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	9,387,192	346,387
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	3,222,094	69,275
Ser. 06-AR8, Class X, IO, 0.4s, 2036	14,297,871	191,591

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.035s, 2045	3,202,374	608,451

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045	1,237,000	1,151,646
FRB Ser. 06-C25, Class AJ, 5.922s, 2043	528,000	512,794
FRB Ser. 05-C20, Class B, 5.42s, 2042	1,679,000	1,629,972
Ser. 07-C34, IO, 0.53s, 2046	16,157,878	195,510

WAMU Mortgage Pass-Through Certificates
FRB Ser. 07-HY6, Class 2A1, 4.948s, 2037	813,101	618,770
FRB Ser. 07-HY1, Class 5A1, 4.866s, 2037	2,923,114	2,265,413
FRB Ser. 07-HY3, Class 2A1, 4.853s, 2037	2,607,767	2,070,905
FRB Ser. 07-HY2, Class 1A1, 2.657s, 2036	685,776	540,371
FRB Ser. 07-HY7, Class 2A1, 2.608s, 2037	730,981	498,529
FRB Ser. 05-AR12, Class 1A4, 2.488s, 2035	490,000	423,850
FRB Ser. 06-AR14, Class 1A4, 2.228s, 2036	556,994	428,885
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	414,587	352,399
FRB Ser. 06-AR1, Class 2A1C, 1.218s, 2046	1,954,482	987,014
FRB Ser. 06-AR9, Class 1A, 1.148s, 2046	3,356,808	2,576,350
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046	2,226,000	1,691,760
FRB Ser. 06-AR17, Class 1A, 0.968s, 2046	2,042,880	1,460,658
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047	605,699	454,274
FRB Ser. 06-AR17, Class 1A1, 0.958s, 2046	2,129,702	1,016,932
FRB Ser. 07-OA5, Class 1A, 0.898s, 2047	3,326,099	2,511,205
FRB Ser. 06-AR19, Class 1A, 0.888s, 2047	884,581	623,364

26	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (45.7%)* cont.	Principal amount		Value

WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR11, Class A1C3, 0.727s, 2045		$2,054,192	$1,386,580
FRB Ser. 05-AR13, Class A1C3, 0.707s, 2045		3,653,865	2,273,617
FRB Ser. 05-AR17, Class A1C3, 0.697s, 2045		870,718	391,823
FRB Ser. 05-AR15, Class A1C3, 0.697s, 2045		1,009,904	373,665
FRB Ser. 05-AR8, Class 2AC2, 0.677s, 2045		1,332,292	1,092,479
FRB Ser. 05-AR11, Class A1C4, 0.657s, 2045		1,045,316	705,588
FRB Ser. 05-AR13, Class A1B2, 0.647s, 2045		966,782	778,260
FRB Ser. 2005-AR17, Class A1B2, 0.627s, 2045		633,137	493,847
FRB Ser. 05-AR11, Class A1B3, 0.617s, 2045		1,571,904	1,343,978
FRB Ser. 05-AR8, Class 2AC3, 0.607s, 2045		469,469	384,964
FRB Ser. 05-AR2, Class 2A1B, 0.587s, 2045		997,346	857,717
FRB Ser. 05-AR1, Class A3, 0.577s, 2045		529,440	452,671
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045		2,343,023	1,932,994
FRB Ser. 05-AR6, Class 2AB3, 0.487s, 2045		456,174	392,310

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 07-OA3, Class 5A, 2.366s, 2047		1,110,764	695,338
FRB Ser. 06-AR11, Class 1A, 1.108s, 2046		2,877,623	2,244,546
FRB Ser. 07-OA1, Class A1A, 0.848s, 2047		3,015,575	2,035,513

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037		3,549,181	3,531,436
Ser. 07-12, Class A7, 5 1/2s, 2037		346,302	355,306
FRB Ser. 07-AR3, Class A2, 5.395s, 2037		409,154	360,796
FRB Ser. 06-AR1, Class 2A5, 5.36s, 2036		890,000	872,200
FRB Ser. 05-AR16, Class 4A2, 2.648s, 2035		1,098,044	1,062,357
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036		3,070,197	2,935,876
FRB Ser. 05-AR15, Class 1A8, 2.617s, 2035		1,440,000	1,292,040
FRB Ser. 06-AR17, Class A1, 2.612s, 2036		657,268	558,678

Total mortgage-backed securities (cost $157,635,260)			$162,976,596

CORPORATE BONDS AND NOTES (30.4%)*	Principal amount		Value

Basic materials (1.6%)
Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		$70,000	$71,575

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		302,000	293,695

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		270,000	295,650

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		185,000	207,200

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		283,000	273,095

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		135,000	130,950

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		82,000	83,025

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		180,000	169,200

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)		110,000	100,925

Grohe Holding GmbH 144A company guaranty sr. notes FRN
4.252s, 2017 (Germany)	EUR	313,000	384,575

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		$160,000	164,400

Master Intermediate Income Trust	27

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		$287,000	$328,615

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)		81,000	79,380

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		100,000	105,750

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		70,000	70,875

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	178,000	212,725

LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)		$220,000	250,800

LyondellBasell Industries NV sr. unsec. unsub. notes 5s,
2019 (Netherlands)		415,000	440,938

Momentive Performance Materials, Inc. company
guaranty notes 9 1/2s, 2021	EUR	135,000	124,676

Momentive Performance Materials, Inc. 144A company
guaranty sr. notes 10s, 2020		$35,000	35,263

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		155,000	171,663

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		243,000	244,215

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)		75,000	75,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020		30,000	30,600

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020		40,000	40,550

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		130,000	141,700

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		135,000	138,375

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 1.599s, 2015 (Germany)	EUR	152,000	191,612

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$115,000	116,288

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2022		30,000	30,975

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2019		40,000	41,600

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		201,000	217,080

Tronox Finance, LLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		210,000	212,100

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		31,000	14,880

			5,489,950
Capital goods (1.6%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		30,000	30,600

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		34,000	36,423

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		344,000	377,540

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018
(Luxembourg) ‡‡	EUR	105,562	135,709

28	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Capital goods cont.
Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	140,000	$190,989

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$298,000	330,780

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		140,000	144,900

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		36,000	37,710

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		86,000	94,385

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		24,000	27,360

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		170,000	176,375

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		159,000	173,310

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec.
notes 10 1/8s, 2020		105,000	112,613

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	70,069

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		$307,000	331,560

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		22,000	24,860

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		288,000	267,840

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		115,000	123,913

Rexel SA company guaranty sr. unsec. notes 8 1/4s,
2016 (France)	EUR	229,000	322,465

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 7/8s, 2019		$100,000	107,750

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 1/8s, 2019		130,000	137,150

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9 7/8s, 2019		100,000	106,000

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019		100,000	102,000

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020		105,000	105,000

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 7 3/4s, 2016	EUR	377,000	503,842

Ryerson, Inc. company guaranty sr. notes 12s, 2015		$334,000	344,855

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018		150,000	163,125

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		140,000	153,300

Terex Corp. sr. unsec. sub. notes 8s, 2017		58,000	60,030

Thermadyne Holdings Corp. company guaranty sr. notes
9s, 2017		331,000	352,515

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017		99,000	110,261

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		226,000	249,730

			5,504,959

Master Intermediate Income Trust	29

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Communication services (4.0%)
Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		$68,000	$73,270

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		155,000	180,188

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		150,000	167,250

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		45,000	49,838

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		51,000	55,208

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		131,000	140,498

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		121,000	131,436

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		146,000	155,855

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018		170,000	172,975

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017		78,000	83,265

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		355,000	351,450

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		233,000	227,175

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		354,000	372,585

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		480,000	506,400

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		70,000	75,950

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		326,000	352,080

DISH DBS Corp. company guaranty 6 5/8s, 2014		517,000	560,945

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015		117,000	131,625

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		192,000	209,280

Equinix, Inc. sr. unsec. notes 7s, 2021		130,000	145,600

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021		65,000	75,238

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		753,000	847,125

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019		214,000	228,980

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		260,000	287,950

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		365,000	394,200

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)		140,000	151,550

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)		80,000	79,600

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		948,812	1,005,741

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		253,000	267,548

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	105,000	143,578

30	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		$124,000	$137,640

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2020		143,000	154,440

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019		40,000	42,500

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020		17,000	17,170

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		59,000	65,195

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		407,000	441,595

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		10,000	10,038

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		360,000	354,600

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019		14,000	11,760

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		51,000	40,800

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		261,000	283,185

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		156,000	178,620

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	180,000	292,844

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		$75,000	83,668

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		68,000	75,990

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020		55,000	57,750

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		801,000	891,113

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		147,000	151,410

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		160,000	181,200

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		122,000	126,880

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		418,000	500,555

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s, 2024
(Luxembourg)	EUR	100,000	129,629

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s, 2022
(Luxembourg)		$100,000	129,148

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022		50,000	50,938

Unitymedia KabelBW GmbH company guaranty sr. unsec.
notes Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	293,000	416,645

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
sr. notes 7 1/2s, 2019 (Germany)	EUR	130,000	184,180

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	218,000	301,488

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)		$361,000	500,523

Master Intermediate Income Trust	31

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Communication services cont.
Virgin Media Finance PLC company guaranty sr. unsec.
bonds 8 7/8s, 2019 (United Kingdom)	GBP	50,000	$90,756

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 3/8s, 2018 (Luxembourg)	EUR	325,000	375,192

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		$60,000	64,800

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		247,000	276,023

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		109,000	117,448

			14,360,106
Consumer cyclicals (5.6%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		25,000	27,625

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015		20,000	13,600

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		407,000	332,723

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		250,000	207,500

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020		150,000	168,938

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		225,000	234,000

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		74,000	75,851

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022		80,000	84,000

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		255,000	286,556

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020		55,000	58,781

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015		75,000	75,375

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019		71,000	71,355

Bon-Ton Department Stores, Inc. (The) 144A company
guaranty sr. notes 10 5/8s, 2017		285,000	257,213

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020		100,000	109,250

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		75,000	80,438

Building Materials Corp. 144A sr. notes 6 3/4s, 2021		180,000	197,100

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019		140,000	154,875

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018		260,000	170,300

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		154,000	165,550

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		70,000	79,538

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		110,000	104,225

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022		75,000	81,750

32	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		$305,000	$324,825

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021		40,000	44,500

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡		319,905	341,499

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		135,000	120,150

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020		186,000	181,815

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		299,000	322,173

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		155,000	160,813

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS,
7 1/8s, 2018 (Netherlands)	EUR	257,000	353,541

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		$266,000	258,685

DR Horton, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022		80,000	79,500

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		300,000	321,750

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		385,000	420,313

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		410,000	464,508

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		210,000	227,588

Gray Television, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2020		125,000	124,375

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	260,000	272,843

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		$226,000	268,219

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		175,000	189,875

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		195,000	212,550

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes 4 3/4s, 2023 R		55,000	57,200

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		434,000	486,080

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		356,000	382,700

Isle of Capri Casinos, Inc. 144A company
guaranty sr. sub. notes 8 7/8s, 2020		130,000	137,150

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	216,000	285,898

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,946

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$310,000	352,625

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020		50,000	50,250

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		115,000	117,300

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022		20,000	21,300

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		100,000	112,000

Master Intermediate Income Trust	33

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		$55,000	$58,575

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		795,000	830,775

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023		200,000	200,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		55,000	56,788

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		155,000	176,313

Limited Brands, Inc. sr. notes 5 5/8s, 2022		85,000	91,269

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		195,000	227,687

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †		340,000	30,600

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)		123,000	129,765

MGM Resorts International company guaranty sr. notes 9s, 2020		45,000	50,231

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016		65,000	67,925

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015		205,000	219,350

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022		110,000	114,675

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020		120,000	120,000

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡		525,213	552,787

Navistar International Corp. sr. notes 8 1/4s, 2021		431,000	409,450

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		135,000	137,700

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)		52,000	58,630

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec.
notes 4 1/2s, 2020 (Netherlands)		89,000	88,333

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018		290,000	320,450

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		155,000	165,075

Owens Corning company guaranty sr. unsec. notes 9s, 2019		542,000	681,565

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		50,000	56,000

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022		160,000	164,000

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		100,000	110,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		55,000	60,088

Polish Television Holding BV sr. notes stepped-coupon
Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	380,000	509,458

QVC Inc. 144A sr. notes 7 1/2s, 2019		$120,000	132,781

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		50,000	52,500

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		55,000	58,713

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		152,000	154,280

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		174,000	179,655

34	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Schaeffler Finance BV 144A company
guaranty sr. notes 8 3/4s, 2019 (Germany)	EUR	310,000	$450,153

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020		$140,000	150,850

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016		87,000	95,048

Sears Holdings Corp. company guaranty 6 5/8s, 2018		139,000	129,618

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022		70,000	70,175

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		20,000	19,850

Spectrum Brands Holdings, Inc. Company
guaranty sr. notes 9 1/2s, 2018		385,000	434,088

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		110,000	113,575

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		30,000	32,175

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		45,000	45,788

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		293,000	319,370

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017		55,000	56,031

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		127,000	47,943

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		26,000	20,800

Travelport, LLC 144A sr. notes 6.362s, 2016 ††		48,000	36,480

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		127,000	90,805

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	110,000	148,864

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$350,000	399,875

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		200,000	206,000

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		36,000	40,050

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		524,000	579,020

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		135,000	139,725

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		350,000	378,000

			20,067,215
Consumer staples (1.9%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2015	BRL	1,400,000	781,735

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		$105,000	116,550

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		50,000	54,438

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		299,000	307,599

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		184,000	213,440

CKE Holdings, Inc. 144A sr. unsec. notes 10 1/2s, 2016 ‡‡		111,981	122,059

Master Intermediate Income Trust	35

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Consumer staples cont.
Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		$124,000	$114,080

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		300,000	310,500

Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		23,000	26,853

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		111,000	127,095

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		90,000	102,375

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 4 5/8s, 2023		45,000	45,675

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		257,000	274,990

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016		118,000	127,440

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		115,000	129,663

Dole Food Co. 144A sr. notes 8s, 2016		87,000	91,024

EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	161,000	218,723

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$165,000	184,800

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	100,000	141,808

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		$65,000	70,200

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	156,000	216,124

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		$67,000	66,833

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		350,000	325,500

Libbey Glass, Inc. 144A company guaranty sr. notes
6 7/8s, 2020		119,000	127,925

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		70,000	74,375

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		215,000	236,500

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		315,000	323,663

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		321,000	330,229

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020		235,000	240,875

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		55,000	62,425

Service Corporation International sr. notes 7s, 2019		80,000	88,400

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		145,000	150,438

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019		185,000	198,875

UR Merger Sub Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		565,000	637,038

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		6,000	6,300

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		191,000	196,730

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020		50,000	53,750

			6,897,027

36	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Energy (6.7%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		$135,000	$141,413

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		65,000	68,738

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		130,000	107,900

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		136,000	114,920

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022		145,000	155,875

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		283,000	329,007

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		48,000	40,320

Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019		166,000	139,440

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.
144A company guaranty sr. notes 6 5/8s, 2020		60,000	61,050

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s,
2015 (In default) †		65,000	12,350

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		50,000	53,500

Aurora USA Oil & Gas, Inc., 144A sr. notes 9 7/8s, 2017		155,000	165,850

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018		347,000	372,158

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		50,000	51,125

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020		140,000	158,200

Chesapeake Energy Corp. company guaranty sr. unsec.
bonds 6 1/4s, 2017	EUR	50,000	65,662

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		$495,000	545,119

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019		41,000	41,103

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022		225,000	247,500

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		55,000	57,475

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022		88,000	91,740

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	225,000	196,993

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$90,000	77,400

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		125,000	130,938

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		710,000	741,950

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		185,000	192,863

Continental Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes 5s, 2022		160,000	167,200

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		365,000	390,550

Master Intermediate Income Trust	37

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Energy cont.
Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022		$65,000	$64,675

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		118,000	132,750

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021		31,000	33,635

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		405,000	376,650

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021		98,000	94,815

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019		150,000	145,500

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018		180,000	191,700

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 9 1/4s, 2019 (Russia)		2,055,000	2,666,753

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 8.146s, 2018 (Russia)		176,000	215,313

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)		230,000	257,287

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019		195,000	188,663

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017		15,000	15,600

Hiland Partners LP / Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020		85,000	88,400

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	98,000	161,768

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021		$76,000	77,140

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021		45,000	45,450

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019		55,000	58,300

Laredo Petroleum, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022		65,000	70,200

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019		188,000	212,910

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)		80,000	73,600

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)		285,000	304,950

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)		65,000	69,388

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016		225,000	159,750

National JSC Naftogaz of Ukraine govt. guaranty unsec.
notes 9 1/2s, 2014 (Ukraine)		275,000	277,175

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020		160,000	164,800

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023		110,000	116,463

38	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount	Value

Energy cont.
Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	$305,000	$337,025

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	240,000	261,600

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	494,000	559,455

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	19,000	19,428

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022
(Indonesia)	925,000	995,531

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	317,000	329,680

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	440,000	552,429

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	625,000	704,232

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	95,000	103,313

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	1,500,000	1,189,440

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	620,000	560,306

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)	1,120,000	947,621

Petroleos de Venezuela SA 144A company
guaranty sr. notes 8 1/2s, 2017 (Venezuela)	1,135,000	1,027,175

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	225,000	225,675

Petroleos Mexicanos company guaranty unsec.
unsub. notes 8s, 2019 (Mexico)	1,855,000	2,427,268

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 5/8s, 2021	140,000	142,100

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	150,000	165,000

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	75,000	79,125

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	124,000	137,020

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	415,000	427,450

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	5,000	5,150

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	578,000	606,900

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	85,000	89,675

SM Energy Co. 144A sr. notes 6 1/2s, 2023	35,000	36,838

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	130,000	138,775

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	62,100

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	110,000	113,575

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	480,000	518,400

		23,944,260

Master Intermediate Income Trust	39

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Financials (3.6%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		$119,000	$111,860

Air Lease Corp. 144A sr. notes 5 5/8s, 2017		165,000	168,713

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		140,000	151,422

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015		65,000	71,988

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		565,000	648,338

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.618s, 2014		39,000	38,513

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017
(Brazil)	BRL	436,000	246,255

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023
(Brazil)		$150,000	162,000

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022
(Brazil)		790,000	837,638

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		56,000	61,180

CIT Group, Inc. sr. unsec. notes 5s, 2022		170,000	176,869

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		135,000	146,138

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017		110,000	117,425

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		205,000	232,675

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		165,000	178,613

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018		55,000	64,213

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		170,000	165,750

Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018		65,000	66,300

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		385,000	412,912

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		51,000	54,953

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022		200,000	206,500

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015		76,000	78,660

JPMorgan Chase & Co. 144A sr. unsec. notes FRN 6.46s, 2017		1,000,000	1,269,300

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		75,000	81,750

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		110,000	118,250

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		75,000	83,813

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		45,000	44,775

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		100,000	99,250

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		100,000	114,750

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		130,000	139,263

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
sr. unsec. notes 5.298s, 2017 (Russia)		2,750,000	2,899,782

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)		325,000	357,089

40	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Financials cont.
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		$500,000	$525,000

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		155,000	161,115

Ukreximbank Via Biz Finance PLC sr. unsec.
unsub. bonds 8 3/8s, 2015 (United Kingdom)		200,000	192,790

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		1,385,000	1,490,675

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)		130,000	138,177

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.609s, 2012 (Russia)		472,000	473,704

			12,588,398
Health care (1.8%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		139,000	147,340

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		220,000	227,975

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		160,000	170,600

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	220,000	317,309

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		$205,000	197,825

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		160,000	166,000

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		220,000	241,450

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7 1/8s, 2020		110,000	117,150

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	100,000	138,632

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$428,000	464,380

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		220,000	233,200

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		130,000	140,075

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		165,000	175,725

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018		226,000	249,730

HCA, Inc. sr. notes 6 1/2s, 2020		633,000	702,630

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		55,000	62,150

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		325,000	339,625

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020		50,000	53,000

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019		334,000	318,970

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		195,000	183,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		150,000	165,750

Master Intermediate Income Trust	41

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount	Value

Health care cont.
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	$85,000	$93,925

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020	50,000	50,250

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	310,000	319,300

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015	120,841	121,445

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	160,000	172,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	119,000	137,445

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	200,000	220,000

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	198,000	223,740

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	30,000	31,575

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	75,000	78,938

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	30,000	31,950

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	7,000	4,900

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	30,000	30,600

		6,328,884
Technology (1.4%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	261,000	264,915

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	30,000	28,950

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	107,000	94,963

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	241,000	224,130

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	129,000	128,355

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	283,000	278,755

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	80,000	84,400

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	111,000	124,043

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	76,000	83,220

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	346,000	358,543

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	314,401	321,868

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	97,000	94,090

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	231,000	230,423

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	75,000	81,750

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	105,000	108,281

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	43,000	46,548

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	368,000	404,800

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	55,000	61,050

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	470,000	499,375

42	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Technology cont.
NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		$314,000	$361,100

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)		186,000	205,530

SunGard Data Systems, Inc. company guaranty sr. unsec.
sub. notes 10 1/4s, 2015		351,000	359,775

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		149,000	161,665

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019		188,000	202,100

Techem Energy Metering Service GmbH 144A
sr. sub. bonds 7 7/8s, 2020 (Germany)		200,000	268,092

			5,076,721
Transportation (0.3%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	528,000	592,281

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018		$198,000	217,305

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018		240,000	259,800

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		111,000	74,370

			1,143,756
Utilities and power (1.9%)
AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021		135,000	153,900

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		475,000	548,625

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		165,000	181,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017		425,000	453,688

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s,
2019 (In default) †		401,000	226,565

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		151,000	78,520

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		69,000	37,950

Edison Mission Energy sr. unsec. notes 7.2s, 2019		147,000	75,705

Edison Mission Energy sr. unsec. notes 7s, 2017		23,000	11,903

El Paso Natural Gas Co. debs. 8 5/8s, 2022		247,000	332,847

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020		595,000	655,988

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020		296,000	333,000

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020		300,000	340,500

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. notes 6 7/8s, 2019		75,000	80,250

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec.
notes 9 3/8s, 2020		260,000	283,400

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A
company guaranty sr. unsec. notes 7 3/4s, 2022		50,000	51,000

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		278,000	308,580

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		45,000	51,075

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		115,000	127,938

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)		400,000	505,000

Master Intermediate Income Trust	43

CORPORATE BONDS AND NOTES (30.4%)* cont.	Principal amount		Value

Utilities and power cont.
Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)		$785,000	$983,173

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019		75,000	85,500

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		595,000	647,063

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		110,000	127,111

Regency Energy Partners company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		120,000	120,900

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020		90,000	70,425

			6,872,106

Total corporate bonds and notes (cost $103,795,991)			$108,273,382

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (17.7%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.8%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, November 20, 2038		$715,368	$810,322
3s, TBA, November 1, 2042		1,000,000	1,068,476
3s, TBA, October 1, 2042		1,000,000	1,071,250

			2,950,048
U.S. Government Agency Mortgage Obligations (16.9%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, October 1, 2042		7,000,000	7,379,532

Federal National Mortgage Association
Pass-Through Certificates
3s, TBA, November 1, 2042		18,000,000	18,952,031
3s, TBA, October 1, 2042		32,000,000	33,777,501

			60,109,064

Total U.S. government and agency mortgage obligations (cost $61,645,807)			$63,059,112

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.0%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$1,520,000	$1,292,000

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		197,000	196,015

Argentina (Republic of) sr. unsec. bonds FRB 0.739s, 2013		1,431,000	174,582

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,501,000	5,019,662

Brazil (Federal Republic of) unsec. notes 10s, 2017	BRL	1,500	782,857

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	990	512,313

Chile (Republic of) notes 5 1/2s, 2020	CLP	170,000,000	382,057

Croatia (Republic of) 144A sr. unsec. unsub. notes
6 3/8s, 2021		$265,000	293,925

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017		225,000	242,518

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013	INR	22,600,000	415,147

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$690,000	808,232

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		1,590,000	1,703,160

44	Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.0%)* cont.	Principal amount		Value

International Bank for Reconstruction & Development
sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	9,750,000	$303,783

Ireland (Republic of) unsec. bonds 5 1/2s, 2017	EUR	443,000	613,772

Portugal (Republic of) sr. unsec. bonds 4.35s, 2017	EUR	443,000	504,522

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017		$2,600,000	2,723,734

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030		1,964,200	2,460,161

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017	EUR	443,000	582,581

Sri Lanka (Republic of) 144A notes 7.4s, 2015		$200,000	218,374

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		1,205,000	1,447,808

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt.
guaranty notes 8 3/8s, 2017		175,000	161,000

Ukraine (Government of) 144A bonds 7 3/4s, 2020		385,000	380,653

Ukraine (Government of) 144A notes 9 1/4s, 2017		1,340,000	1,404,491

Ukraine (Government of) 144A sr. unsec. bonds 7.95s, 2014		300,000	300,736

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		360,000	358,967

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		1,715,000	1,726,148

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		1,985,000	2,044,867

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		1,285,000	1,373,768

Total foreign government and agency bonds and notes (cost $27,181,034)			$28,427,833

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.8%)*	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.28	$800,000	$8

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of 1.82%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/1.82	2,578,000	35,370

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.085%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.085	2,633,000	92,366

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.193% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	6,702,000	303,198

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of
2.225% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.225	4,714,000	225,329

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.28	800,000	42,376

Master Intermediate Income Trust	45

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.3175% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.3175	$4,714,000	$266,341

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.305%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.305	800,000	360

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of 1.835%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/1.835	2,578,000	39,315

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.845% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	2,578,000	42,949

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.855% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	2,578,000	46,275

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.1125% versus
the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.1125	2,633,000	95,288

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.2475%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.2475	4,714,000	227,309

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	800,000	42,544

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.34375% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.34375	4,714,000	268,792

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.325%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.325	800,000	1,232

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.8625% versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	2,578,000	48,338

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of
2.13375% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.13375	2,633,000	99,317

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.27% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.27	4,714,000	231,175

46	Master Intermediate Income Trust

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	$800,000	$43,080

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.3675% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.3675	4,714,000	271,479

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	2,260,000	28,702

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	2,260,000	150,765

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to pay a fixed rate of 1.75% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/1.75	11,763,000	160,918

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to receive a fixed rate of 1.75%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/1.75	11,763,000	141,627

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	Aug-16/4.28	24,236,000	586,463

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.67	19,702,000	378,515

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.74% versus the
three month USD-LIBOR-BBA maturing July 2026. E	Jul-16/4.74	12,253,944	223,438

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.28% versus the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	24,236,000	3,584,504

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.67% versus the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	19,702,000	3,479,373

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA maturing July 2026. E	Jul-16/4.74	12,253,944	2,225,586

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	5,316,000	59,343

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	5,316,000	59,343

Master Intermediate Income Trust	47

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	$14,853,000	$113,150

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	14,853,000	113,150

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.72	15,808,000	121,010

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 5.11%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/5.11	10,549,000	68,600

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	5,316,000	511,532

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to receive a fixed rate
of 4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	5,316,000	511,532

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	14,853,000	1,809,363

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	14,853,000	1,809,363

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.72% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	15,808,000	1,930,837

Total purchased options outstanding (cost $20,566,862)			$20,489,555

SENIOR LOANS (2.0%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B,
6 1/2s, 2015	$219,390	$219,390

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	26,025	26,299

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.467s, 2018	722,663	655,559

Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.49s, 2016	621,091	621,091

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	160,000	160,400

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.882s, 2016	429,181	350,118

Compucom Systems, Inc. bank term loan FRN 3.74s, 2014	79,332	78,936

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	110,257	109,936

48	Master Intermediate Income Trust

SENIOR LOANS (2.0%)* [c] cont.	Principal amount		Value

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018		$156,644	$157,101

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016		140,497	134,745

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.24s, 2014 ‡‡		101,338	96,575

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.24s, 2014 ‡‡		57,684	54,973

Goodman Global, Inc. bank term loan FRN 9s, 2017		114,545	115,405

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016		177,585	177,712

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2017		70,997	71,618

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)		460,000	455,745

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017		354,438	358,868

Momentive Performance Materials, Inc. bank term loan FRN
Ser. B1, 3 3/4s, 2015		69,764	67,148

Motor City bank term loan FRN 6s, 2017		232,325	233,777

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017		123,918	124,073

National Bedding Company, LLC bank term loan FRN Ser. B,
4s, 2013		71,374	71,240

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017		75,000	76,031

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018		160,000	160,673

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		88,650	87,874

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017 ‡‡		60,000	60,450

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014		457,343	273,099

Realogy Corp. bank term loan FRN Ser. B, 4.478s, 2016		422,232	416,338

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017		242,550	243,193

Rite Aid Corp. bank term loan FRN Ser. B, 1.98s, 2014		94,027	93,074

Servicemaster Co. bank term loan FRN 4.48s, 2017		67,438	67,649

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017		170,000	166,303

SRAM Corp. bank term loan FRN 8 1/2s, 2018		60,000	60,900

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.757s, 2017		640,516	439,654

Thomson Learning bank term loan FRN Ser. B, 2 1/2s, 2014		210,104	199,190

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †		289,000	218,031

Univision Communications, Inc. bank term loan FRN 4.482s, 2017		97,824	96,764

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016		55,560	55,907

Total senior loans (cost $7,468,401)			$7,055,839

ASSET-BACKED SECURITIES (0.6%)*	Principal amount		Value

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.092s, 2034		$44,609	$15,569

Citigroup Mortgage Loan Trust, Inc. Ser. 2005-WF2,
Class AF4, 4.964s, 2035		384,448	365,226

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		504,985	20,704

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.01s, 2043	EUR	1,028,000	1,117,592
FRB Ser. 03-2, Class 3C, 3.333, 2043	GBP	384,009	524,603

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.217s, 2030 (Cayman Islands)		$405,145	202,572

Master Intermediate Income Trust	49

ASSET-BACKED SECURITIES (0.6%)* cont.		Principal amount		Value

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.417s, 2034			$44,320	$15,640

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038			530,378	53,038

Total asset-backed securities (cost $2,378,119)				$2,314,944

CONVERTIBLE BONDS AND NOTES (0.1%)*		Principal amount		Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			$157,000	$217,445

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014			70,000	62,081

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			155,000	162,072

Total convertible bonds and notes (cost $374,488)				$441,598

CONVERTIBLE PREFERRED STOCKS (0.1%)*			Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.			3,856	$144,720

Lucent Technologies Capital Trust I 7.75% cv. pfd.			176	101,640

United Technologies Corp. $3.75 cv. pfd. †			2,100	117,810

Total convertible preferred stocks (cost $470,500)				$364,170

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			198	$185,223

M/I Homes, Inc. $2.438 pfd. †			4,410	90,008

Total preferred stocks (cost $148,711)				$275,231

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc.
Class A	11/30/14	$0.01	20	$585

Smurfit Kappa Group PLC 144A
(Ireland) F	10/1/13	EUR 1.00	508	26,594

Total warrants (cost $19,277)				$27,179

COMMON STOCKS (—%)*			Shares	Value

HealthSouth Corp. †			224	$5,389

Magellan Health Services, Inc. †			158	8,154

Trump Entertainment Resorts, Inc. †			94	376

Vertis Holdings, Inc. † F			734	7

Total common stocks (cost $17,619)				$13,926

SHORT-TERM INVESTMENTS (14.9%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.14% L			6,987,387	$6,987,387

SSgA Prime Money Market Fund 0.14% # P			1,625,020	1,625,020

Straight-A Funding, LLC with an effective yield of 0.178%,
December 18, 2012		$8,000,000		7,996,880

U.S. Treasury Bills with an effective yield of 0.104% ,
December 13, 2012 # ##			5,000,000	4,999,165

U.S. Treasury Bills with effective yields ranging from
0.084% to 0.102%, November 15, 2012 # ##			5,534,000	5,533,364

U.S. Treasury Bills with an effective yield of 0.087%,
October 18, 2012 # ##		26,095,000		26,093,916

Total short-term investments (cost $53,235,513)				$53,235,732

TOTAL INVESTMENTS

Total investments (cost $434,937,582)				$446,955,097

50	Master Intermediate Income Trust

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble
SEK	Swedish Krona

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $356,295,984.

† Non-income-producing security.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

Master Intermediate Income Trust	51

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $121,828,532 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	85.3%	Brazil	0.9%

Russia	3.0	Mexico	0.6

Venezuela	1.7	United Kingdom	0.6

Argentina	1.5	Netherlands	0.6

Ukraine	1.0	Germany	0.6

Luxembourg	1.0	Other	2.3

Indonesia	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $237,188,477)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Euro	Buy	10/17/12	$1,163,269	$1,140,352	$22,917

	Euro	Sell	10/17/12	1,163,269	1,180,612	17,343

	Swedish Krona	Buy	10/17/12	974	951	23

	Swedish Krona	Sell	10/17/12	974	973	(1)

	Swiss Franc	Buy	10/17/12	1,377,409	1,354,268	23,141

Barclays Bank PLC

	Australian Dollar	Buy	10/17/12	2,106,740	2,042,525	64,215

	Brazilian Real	Buy	10/17/12	1,156,017	1,144,633	11,384

	Brazilian Real	Sell	10/17/12	1,156,017	1,153,222	(2,795)

	British Pound	Sell	10/17/12	613,918	599,779	(14,139)

	Canadian Dollar	Sell	10/17/12	2,964,318	2,959,257	(5,061)

	Chilean Peso	Sell	10/17/12	162,230	172,771	10,541

	Czech Koruna	Buy	10/17/12	1,706,840	1,734,643	(27,803)

	Czech Koruna	Sell	10/17/12	1,706,840	1,695,655	(11,185)

	Euro	Sell	10/17/12	2,998,846	2,815,873	(182,973)

	Hungarian Forint	Buy	10/17/12	2,376	2,405	(29)

	Hungarian Forint	Sell	10/17/12	2,376	2,316	(60)

	Japanese Yen	Sell	10/17/12	786,383	784,133	(2,250)

	Malaysian Ringgit	Buy	10/17/12	546,711	543,151	3,560

52	Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $237,188,477) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Malaysian Ringgit	Sell	10/17/12	$547,071	$537,659	$(9,412)

	Mexican Peso	Buy	10/17/12	543,989	549,328	(5,339)

	Mexican Peso	Sell	10/17/12	543,989	540,600	(3,389)

	New Zealand Dollar	Sell	10/17/12	779,056	751,943	(27,113)

	Norwegian Krone	Sell	10/17/12	894,513	907,911	13,398

	Polish Zloty	Buy	10/17/12	230,903	294,168	(63,265)

	Singapore Dollar	Sell	10/17/12	489,968	477,650	(12,318)

	South African Rand	Sell	10/17/12	282,164	283,382	1,218

	South Korean Won	Buy	10/17/12	193,097	182,030	11,067

	Swedish Krona	Buy	10/17/12	1,840,047	1,803,893	36,154

	Swedish Krona	Sell	10/17/12	1,840,047	1,791,689	(48,358)

	Swiss Franc	Buy	10/17/12	1,204,475	1,205,716	(1,241)

	Swiss Franc	Sell	10/17/12	1,204,475	1,185,025	(19,450)

	Taiwan Dollar	Buy	10/17/12	1,683,082	1,674,599	8,483

	Taiwan Dollar	Sell	10/17/12	1,683,083	1,656,112	(26,971)

	Turkish Lira	Buy	10/17/12	1,300,864	1,287,157	13,707

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	2,356,316	2,307,387	48,929

	Brazilian Real	Sell	10/17/12	543,522	544,591	1,069

	British Pound	Sell	10/17/12	3,471,178	3,413,923	(57,255)

	Canadian Dollar	Buy	10/17/12	1,431,418	1,421,518	9,900

	Czech Koruna	Buy	10/17/12	1,061,272	1,073,613	(12,341)

	Czech Koruna	Sell	10/17/12	1,061,272	1,064,330	3,058

	Euro	Sell	10/17/12	4,577,763	4,490,157	(87,606)

	Japanese Yen	Sell	10/17/12	2,339,153	2,329,462	(9,691)

	Mexican Peso	Buy	10/17/12	25,941	25,445	496

	Mexican Peso	Sell	10/17/12	25,941	25,813	(128)

	Singapore Dollar	Buy	10/17/12	1,057,508	1,054,750	2,758

	Singapore Dollar	Sell	10/17/12	1,057,508	1,041,284	(16,224)

	South Korean Won	Buy	10/17/12	105,834	96,393	9,441

	Swiss Franc	Buy	10/17/12	792,986	773,184	19,802

	Taiwan Dollar	Sell	10/17/12	442,176	427,366	(14,810)

	Turkish Lira	Buy	10/17/12	1,146,910	1,130,813	16,097

Credit Suisse AG

	Australian Dollar	Buy	10/17/12	3,239,833	3,135,440	104,393

	Brazilian Real	Sell	10/17/12	318,285	324,431	6,146

	British Pound	Sell	10/17/12	2,200,711	2,169,986	(30,725)

	Canadian Dollar	Buy	10/17/12	5,547,418	5,563,694	(16,276)

	Canadian Dollar	Sell	10/17/12	5,548,588	5,560,306	11,718

	Chilean Peso	Sell	10/17/12	225,488	229,111	3,623

	Czech Koruna	Buy	10/17/12	1,782,936	1,809,814	(26,878)

	Czech Koruna	Sell	10/17/12	1,782,935	1,786,052	3,117

	Euro	Sell	10/17/12	2,174,237	2,060,355	(113,882)

	Hungarian Forint	Buy	10/17/12	549,409	541,757	7,652

Master Intermediate Income Trust	53

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $237,188,477) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Hungarian Forint	Sell	10/17/12	$549,406	$535,950	$(13,456)

	Japanese Yen	Buy	10/17/12	1,713,109	1,706,383	6,726

	Malaysian Ringgit	Buy	10/17/12	411,742	403,517	8,225

	Malaysian Ringgit	Sell	10/17/12	411,741	410,591	(1,150)

	Mexican Peso	Buy	10/17/12	548,636	553,873	(5,237)

	New Zealand Dollar	Sell	10/17/12	831,717	802,455	(29,262)

	Norwegian Krone	Sell	10/17/12	466,953	495,590	28,637

	Philippines Peso	Buy	10/17/12	818,224	812,794	5,430

	Polish Zloty	Buy	10/17/12	534,492	552,220	(17,728)

	Singapore Dollar	Buy	10/17/12	1,316,956	1,312,310	4,646

	Singapore Dollar	Sell	10/17/12	1,316,956	1,298,983	(17,973)

	South African Rand	Buy	10/17/12	591,725	585,789	5,936

	South African Rand	Sell	10/17/12	591,724	598,128	6,404

	South Korean Won	Buy	10/17/12	659,319	636,248	23,071

	Swedish Krona	Buy	10/17/12	3,743,793	3,733,970	9,823

	Swedish Krona	Sell	10/17/12	3,743,792	3,716,094	(27,698)

	Swiss Franc	Buy	10/17/12	1,914	1,884	30

	Swiss Franc	Sell	10/17/12	1,914	1,916	2

	Taiwan Dollar	Sell	10/17/12	374,529	360,465	(14,064)

	Turkish Lira	Buy	10/17/12	862,764	851,295	11,469

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	805,607	759,057	46,550

	Brazilian Real	Sell	10/17/12	273,435	280,644	7,209

	British Pound	Sell	10/17/12	1,828,517	1,796,817	(31,700)

	Canadian Dollar	Buy	10/17/12	484,732	473,099	11,633

	Czech Koruna	Buy	10/17/12	1,072,355	1,099,207	(26,852)

	Czech Koruna	Sell	10/17/12	1,072,355	1,069,231	(3,124)

	Euro	Sell	10/17/12	2,777,143	2,688,499	(88,644)

	Japanese Yen	Buy	10/17/12	549,272	556,399	(7,127)

	Mexican Peso	Buy	10/17/12	230,015	223,078	6,937

	Norwegian Krone	Buy	10/17/12	911,574	890,445	21,129

	Polish Zloty	Buy	10/17/12	469,437	514,689	(45,252)

	Singapore Dollar	Sell	10/17/12	230,683	219,867	(10,816)

	South Korean Won	Buy	10/17/12	168,851	159,990	8,861

	Swedish Krona	Buy	10/17/12	1,814,924	1,775,148	39,776

	Swedish Krona	Sell	10/17/12	1,814,924	1,775,668	(39,256)

	Swiss Franc	Buy	10/17/12	14,996	15,011	(15)

	Swiss Franc	Sell	10/17/12	14,996	14,754	(242)

	Turkish Lira	Buy	10/17/12	1,157,958	1,142,080	15,878

	Turkish Lira	Sell	10/17/12	1,157,958	1,147,180	(10,778)

Goldman Sachs International

	British Pound	Buy	10/17/12	275,957	271,268	4,689

	British Pound	Sell	10/17/12	275,957	277,765	1,808

	Czech Koruna	Buy	10/17/12	25,503	25,889	(386)

54	Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $237,188,477) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Czech Koruna	Sell	10/17/12	$25,503	$25,387	$(116)

	Euro	Buy	10/17/12	27,504	21,374	6,130

	Norwegian Krone	Buy	10/17/12	135,955	134,137	1,818

	Norwegian Krone	Sell	10/17/12	135,955	135,361	(594)

	Singapore Dollar	Sell	10/17/12	239,157	225,493	(13,664)

	South Korean Won	Buy	10/17/12	21,188	20,662	526

	Swedish Krona	Buy	10/17/12	5,798	5,664	134

	Swedish Krona	Sell	10/17/12	5,798	5,795	(3)

	Turkish Lira	Buy	10/17/12	183,823	181,256	2,567

	Turkish Lira	Sell	10/17/12	183,823	184,755	932

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	14	5,061	(5,047)

	British Pound	Sell	10/17/12	1,011,861	986,225	(25,636)

	Canadian Dollar	Buy	10/17/12	1,794,942	1,803,193	(8,251)

	Canadian Dollar	Sell	10/17/12	1,794,942	1,799,951	5,009

	Czech Koruna	Buy	10/17/12	1,061,293	1,073,623	(12,330)

	Czech Koruna	Sell	10/17/12	1,061,293	1,066,331	5,038

	Euro	Sell	10/17/12	2,032,862	1,918,471	(114,391)

	Indian Rupee	Buy	10/17/12	29,523	64,654	(35,131)

	Japanese Yen	Buy	10/17/12	1,376,408	1,367,727	8,681

	Norwegian Krone	Buy	10/17/12	479,322	475,280	4,042

	Norwegian Krone	Sell	10/17/12	479,322	473,299	(6,023)

	Russian Ruble	Buy	10/17/12	540,108	551,820	(11,712)

	Singapore Dollar	Buy	10/17/12	1,057,508	1,054,682	2,826

	Singapore Dollar	Sell	10/17/12	1,057,508	1,041,367	(16,141)

	South Korean Won	Buy	10/17/12	323,908	313,803	10,105

	Turkish Lira	Buy	10/17/12	1,019,661	992,689	26,972

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	2,939,491	2,894,571	44,920

	Australian Dollar	Sell	10/17/12	2,939,491	2,946,870	7,379

	Brazilian Real	Sell	10/17/12	173,690	177,360	3,670

	British Pound	Sell	10/17/12	447,441	430,564	(16,877)

	Canadian Dollar	Buy	10/17/12	1,874,663	1,882,886	(8,223)

	Canadian Dollar	Sell	10/17/12	1,874,663	1,890,834	16,171

	Chilean Peso	Buy	10/17/12	100,088	92,724	7,364

	Czech Koruna	Buy	10/17/12	2,249,834	2,285,808	(35,974)

	Czech Koruna	Sell	10/17/12	2,249,834	2,237,477	(12,357)

	Euro	Sell	10/17/12	736,185	642,903	(93,282)

	Hungarian Forint	Buy	10/17/12	549,408	537,723	11,685

	Hungarian Forint	Sell	10/17/12	549,408	536,010	(13,398)

	Japanese Yen	Sell	10/17/12	1,588,814	1,584,747	(4,067)

	Mexican Peso	Buy	10/17/12	352,691	354,517	(1,826)

	Mexican Peso	Sell	10/17/12	352,691	346,044	(6,647)

Master Intermediate Income Trust	55

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $237,188,477) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	New Zealand Dollar	Sell	10/17/12	$819,463	$812,105	$(7,358)

	Norwegian Krone	Buy	10/17/12	2,095,616	2,062,895	32,721

	Polish Zloty	Buy	10/17/12	246,138	274,253	(28,115)

	Russian Ruble	Buy	10/17/12	220,904	244,416	(23,512)

	Singapore Dollar	Sell	10/17/12	85,070	71,769	(13,301)

	South African Rand	Sell	10/17/12	120,249	117,085	(3,164)

	South Korean Won	Buy	10/17/12	236,887	224,461	12,426

	Swedish Krona	Buy	10/17/12	1,597,659	1,561,617	36,042

	Taiwan Dollar	Sell	10/17/12	471,603	452,152	(19,451)

	Turkish Lira	Buy	10/17/12	68,343	58,006	10,337

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/17/12	1,968	1,962	6

	Australian Dollar	Sell	10/17/12	1,968	1,937	(31)

	Brazilian Real	Buy	10/17/12	32,985	32,693	292

	Brazilian Real	Sell	10/17/12	32,985	32,990	5

	British Pound	Buy	10/17/12	158,405	155,675	2,730

	British Pound	Sell	10/17/12	158,405	159,443	1,038

	Czech Koruna	Buy	10/17/12	11,461	11,415	46

	Czech Koruna	Sell	10/17/12	11,461	11,670	209

	Euro	Buy	10/17/12	52,695	51,575	1,120

	Japanese Yen	Sell	10/17/12	82,951	82,556	(395)

	Mexican Peso	Buy	10/17/12	26,298	26,379	(81)

	Mexican Peso	Sell	10/17/12	26,298	25,795	(503)

	Norwegian Krone	Buy	10/17/12	657,146	647,947	9,199

	Norwegian Krone	Sell	10/17/12	657,146	654,293	(2,853)

	Singapore Dollar	Buy	10/17/12	807,350	808,892	(1,542)

	Singapore Dollar	Sell	10/17/12	807,350	794,853	(12,497)

	South Korean Won	Buy	10/17/12	16,059	15,675	384

	Swiss Franc	Buy	10/17/12	782,031	769,062	12,969

	Swiss Franc	Sell	10/17/12	782,031	782,834	803

	Taiwan Dollar	Buy	10/17/12	204,622	203,671	951

	Taiwan Dollar	Sell	10/17/12	204,622	200,874	(3,748)

	Turkish Lira	Buy	10/17/12	75,838	72,147	3,691

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	1,811,994	1,792,358	19,636

	Australian Dollar	Sell	10/17/12	1,811,994	1,808,759	(3,235)

	Brazilian Real	Sell	10/17/12	1,089,701	1,085,817	(3,884)

	British Pound	Buy	10/17/12	3,621,994	3,612,105	9,889

	British Pound	Sell	10/17/12	3,621,994	3,627,969	5,975

	Canadian Dollar	Sell	10/17/12	1,216,151	1,220,161	4,010

	Chilean Peso	Buy	10/17/12	22,743	20,412	2,331

	Czech Koruna	Buy	10/17/12	1,289,352	1,321,597	(32,245)

	Czech Koruna	Sell	10/17/12	1,289,352	1,282,936	(6,416)

	Euro	Sell	10/17/12	3,228,134	3,146,823	(81,311)

56	Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $237,188,477) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Hungarian Forint	Buy	10/17/12	$572,565	$558,476	$14,089

	Hungarian Forint	Sell	10/17/12	572,565	559,418	(13,147)

	Japanese Yen	Sell	10/17/12	1,255,780	1,253,147	(2,633)

	Mexican Peso	Buy	10/17/12	122,420	134,087	(11,667)

	New Zealand Dollar	Sell	10/17/12	552,932	530,267	(22,665)

	Norwegian Krone	Buy	10/17/12	1,583,584	1,554,312	29,272

	Polish Zloty	Buy	10/17/12	141,233	189,458	(48,225)

	Singapore Dollar	Sell	10/17/12	372,548	362,173	(10,375)

	South African Rand	Sell	10/17/12	400,338	405,673	5,335

	South Korean Won	Buy	10/17/12	110,717	98,619	12,098

	Swedish Krona	Buy	10/17/12	234,841	235,616	(775)

	Swiss Franc	Buy	10/17/12	1,439,414	1,416,490	22,924

	Taiwan Dollar	Sell	10/17/12	549,701	530,922	(18,779)

	Thai Baht	Buy	10/17/12	812,069	799,770	12,299

	Turkish Lira	Buy	10/17/12	1,152,017	1,138,649	13,368

	Turkish Lira	Sell	10/17/12	1,152,017	1,150,939	(1,078)

UBS AG

	Australian Dollar	Buy	10/17/12	2,705,143	2,650,661	54,482

	British Pound	Sell	10/17/12	409,818	392,627	(17,191)

	Canadian Dollar	Buy	10/17/12	2,780,675	2,779,766	909

	Canadian Dollar	Sell	10/17/12	2,780,675	2,771,084	(9,591)

	Czech Koruna	Buy	10/17/12	1,061,293	1,073,653	(12,360)

	Czech Koruna	Sell	10/17/12	1,061,293	1,063,337	2,044

	Euro	Sell	10/17/12	1,776,328	1,693,600	(82,728)

	Hungarian Forint	Buy	10/17/12	537,403	524,198	13,205

	Hungarian Forint	Sell	10/17/12	537,403	541,104	3,701

	Indian Rupee	Sell	10/17/12	409,110	351,627	(57,483)

	Japanese Yen	Sell	10/17/12	3,009,163	2,999,020	(10,143)

	Mexican Peso	Buy	10/17/12	274,853	282,897	(8,044)

	New Zealand Dollar	Sell	10/17/12	819,545	812,192	(7,353)

	Norwegian Krone	Buy	10/17/12	4,063,740	4,016,433	47,307

	Philippines Peso	Buy	10/17/12	818,224	813,065	5,159

	Russian Ruble	Buy	10/17/12	540,108	551,838	(11,730)

	Singapore Dollar	Sell	10/17/12	785,594	765,962	(19,632)

	South African Rand	Sell	10/17/12	184,839	199,707	14,868

	Swedish Krona	Buy	10/17/12	1,348,057	1,346,811	1,246

	Swedish Krona	Sell	10/17/12	1,348,057	1,343,798	(4,259)

	Swiss Franc	Sell	10/17/12	3,809,333	3,736,069	(73,264)

	Taiwan Dollar	Buy	10/17/12	1,683,078	1,674,166	8,912

	Taiwan Dollar	Sell	10/17/12	1,683,078	1,653,506	(29,572)

	Thai Baht	Buy	10/17/12	812,066	799,677	12,389

	Turkish Lira	Buy	10/17/12	611,208	596,747	14,461

Master Intermediate Income Trust	57

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $237,188,477) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.

	Australian Dollar	Buy	10/17/12	$652,587	$637,924	$14,663

	British Pound	Buy	10/17/12	1,545,293	1,520,224	25,069

	Canadian Dollar	Buy	10/17/12	1,879,442	1,897,587	(18,145)

	Canadian Dollar	Sell	10/17/12	1,879,442	1,891,478	12,036

	Euro	Sell	10/17/12	573,217	509,724	(63,493)

	Japanese Yen	Buy	10/17/12	1,298,896	1,293,763	5,133

	Mexican Peso	Buy	10/17/12	295,038	299,834	(4,796)

	Norwegian Krone	Buy	10/17/12	658,140	649,256	8,884

	Norwegian Krone	Sell	10/17/12	658,140	652,608	(5,532)

	Swedish Krona	Sell	10/17/12	992,608	969,790	(22,818)

Total						$(1,065,687)

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	46	$5,273,238	Dec-12	$(28,526)

Australian Government Treasury
Bond 10 yr (Long)	3	394,876	Dec-12	6,686

Canadian Government Bond
10 yr (Long)	26	3,630,638	Dec-12	31,882

Euro-Bobl 5 yr (Short)	83	13,405,986	Dec-12	17,803

Euro-Bund 10 yr (Short)	159	28,966,859	Dec-12	94,506

Euro-Swiss Franc 3 Month (Short)	38	10,102,020	Dec-12	(146,956)

Japanese Government Bond
10 yr (Short)	12	22,171,707	Dec-12	(78,491)

Japanese Government Bond
10 yr Mini (Long)	4	739,313	Dec-12	3,004

U.K. Gilt 10 yr (Short)	4	779,108	Dec-12	1,023

Total				$(99,069)

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $18,902,333)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	$7,802,000	Oct-12/1.75	$35,967

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	7,802,000	Oct-12/1.75	58,905

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	526,562	Sep-16/3.49	21,357

58	Master Intermediate Income Trust

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $18,902,333) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	$11,059,894	Aug-16/4.28	$267,627

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	6,554,860	Jul-16/4.67	125,932

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026. E	6,572,614	Jul-16/4.74	119,845

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026. E	3,686,784	Jul-16/4.79	65,628

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	2,621,944	Jul-16/4.80	46,526

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing June 2026. E	3,945,779	Jun-16/5.86	38,353

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	526,562	Sep-16/3.49	49,843

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	11,059,894	Aug-16/4.28	1,625,063

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	26,715,351	Aug-16/4.35	4,074,278

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.67% versus
the three month USD-LIBOR-BBA maturing July 2026. E	6,554,860	Jul-16/4.67	1,203,761

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	6,572,614	Jul-16/4.74	1,193,731

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	3,686,784	Jul-16/4.79	682,730

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80% versus
the three month USD-LIBOR-BBA maturing July 2026. E	2,621,944	Jul-16/4.80	508,911

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing June 2026. E	3,945,779	Jun-16/4.86	756,189

Master Intermediate Income Trust	59

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $18,902,333) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021. E	$544,291	Jun-16/4.575	$4,562

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing May 2021. E	10,187,746	May-16/4.60	83,590

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021. E	1,659,222	Jun-16/4.61	14,070

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA maturing May 2021. E	24,507,428	May-16/4.705	186,698

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	3,106,561	May-16/4.765	23,274

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021. E	10,238,704	May-16/4.86	74,466

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	547,769	Jun-16/4.89	3,968

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	10,072,118	May-16/5.11	65,499

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	556,661	Jun-16/5.12	3,639

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	10,072,118	May-16/4.11	970,026

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	556,661	Jun-16/4.12	53,750

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021. E	10,238,704	May-16/4.36	1,091,712

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.39% versus
the three month USD-LIBOR-BBA maturing June 2021. E	547,769	Jun-16/4.39	60,789

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.575%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	544,291	Jun-16/4.575	62,850

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	10,187,746	May-16/4.60	1,188,892

60	Master Intermediate Income Trust

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $18,902,333) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021. E	$1,659,222	Jun-16/4.61	$192,677

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA maturing May 2021. E	24,507,428	May-16/4.705	2,985,446

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021. E	3,106,561	May-16/4.765	385,701

Total			$18,326,255

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $28,018,125)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
October 1, 2042	$26,000,000	10/11/12	$27,444,219

Government National Mortgage Association, 3s,
October 1, 2042	1,000,000	10/18/12	1,071,250

Total			$28,515,469

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$14,758,000	$—	5/14/17	3 month USD-
				LIBOR-BBA	1.0925%	$321,649

	2,105,000	—	5/14/42	3 month USD-
				LIBOR-BBA	2.795%	106,900

	2,633,000	(53,779)	8/13/22	3 month USD-
				LIBOR-BBA	2.042%	39,237

	2,633,000	(58,189)	9/12/22	3 month USD-
				LIBOR-BBA	2.064%	34,745

	1,212,000	32,170	6/20/22	2.183%	3 month USD-
					LIBOR-BBA	(33,132)

CAD	2,928,000	—	6/13/14	1.285%	3 month CAD-
					BA-CDOR	1,319

CAD	4,995,000	—	6/13/17	1.5875%	3 month CAD-
					BA-CDOR	(10,164)

CAD	1,253,000	—	6/13/22	2.2%	3 month CAD-
					BA-CDOR	(10,946)

Barclay’s Bank, PLC
	$2,248,000	1,349	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(1,708)

	1,809,000 E	375	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(5,324)

	11,330,000 E	(9,334)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	6,075

	234,000 E	(18,650)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(6,943)

Master Intermediate Income Trust	61

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
	$2,886,000 E	$172,678	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	$28,292

	22,877,000 E	249,538	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	212,249

	20,539,000 E	(69,505)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(36,026)

AUD	7,876,000	—	9/25/22	6 month AUD-
				BBR-BBSW	3.78687%	56,786

AUD	13,437,000	—	9/17/22	3.88%	6 month AUD-
					BBR-BBSW	(197,881)

EUR	1,115,000	—	10/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.724%	(3,707)

EUR	41,668,000 E	—	8/3/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.41727%	18,741

EUR	1,957,000	—	8/16/22	1.862%	6 month EUR-
					EURIBOR-
					REUTERS	(32,066)

EUR	2,484,000	—	9/10/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8325%	28,037

GBP	1,646,000	—	9/30/22	6 month GBP-
				LIBOR-BBA	1.865%	(6,999)

GBP	2,735,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(655,363)

GBP	1,801,000	—	7/25/42	6 month GBP-
				LIBOR-BBA	2.8425%	(61,593)

GBP	3,199,000	—	7/25/22	1.885%	6 month GBP-
					LIBOR-BBA	(15,122)

GBP	990,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.93%	10,878

GBP	2,686,000	—	9/17/22	6 month GBP-
				LIBOR-BBA	2.048%	65,504

GBP	6,613,500	—	9/21/22	1.9425%	6 month GBP-
					LIBOR-BBA	(54,837)

SEK	14,274,000	—	7/11/22	2.1275%	3 month SEK-
					STIBOR-SIDE	(4,803)

Citibank, N.A.
	$893,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	27,576

	11,702,000 E	(13,481)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(50,342)

	3,390,000 E	(805)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	3,805

	1,201,000 E	(9,368)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(7,411)

62	Master Intermediate Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$610,000 E	$25,869	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	$(4,649)

EUR	3,702,000	—	8/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8%	36,062

GBP	2,391,000	—	8/8/22	6 month GBP-
				LIBOR-BBA	1.97%	39,609

GBP	3,119,000	—	9/24/22	1.9175%	6 month GBP-
					LIBOR-BBA	(12,654)

SEK	18,934,000	—	8/2/22	3 month SEK-
				STIBOR-SIDE	2.285%	46,319

Credit Suisse International
	$2,185,000	—	9/27/22	1.7325%	3 month USD-
					LIBOR-BBA	(6,494)

	226,914,000 E	(265,319)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	43,283

	29,180,000 E	60,332	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	152,249

	4,233,000 E	334,806	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	123,030

	87,537,000 E	88,143	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(30,907)

	42,270,000 E	22,567	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(110,584)

	12,814,000 E	(843,275)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(202,190)

	28,912,000 E	388,622	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	341,493

	24,701,000 E	(375,027)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(334,764)

AUD	3,284,000	—	9/21/22	6 month AUD-
				BBR-BBSW	3.8275%	54,345

AUD	2,533,000	—	7/17/22	3.77125%	6 month AUD-
					BBR-BBSW	(32,358)

AUD	3,556,000	—	7/24/22	6 month AUD-
				BBR-BBSW	3.665%	10,296

AUD	2,691,000	—	9/18/22	4.05%	6 month AUD-
					BBR-BBSW	(79,881)

CAD	4,794,000	—	9/20/22	3 month CAD-
				BA-CDOR	2.24125%	37,822

CAD	4,379,000	—	9/27/22	2.17%	3 month CAD-
					BA-CDOR	(4,126)

CAD	22,006,000	—	6/13/14	1.28797%	3 month CAD-
					BA-CDOR	8,594

CAD	792,000	—	6/13/17	3 month CAD-
				BA-CDOR	1.57927%	354

CAD	7,540,000	—	8/8/22	3 month CAD-
				BA-CDOR	2.273%	97,345

Master Intermediate Income Trust	63

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CAD	5,462,000	$—	8/9/22	3 month CAD-
				BA-CDOR	2.26125%	$64,275

CAD	3,940,000	—	9/12/22	2.3175%	3 month CAD-
					BA-CDOR	(60,496)

CAD	3,536,000	—	9/17/22	2.38%	3 month CAD-
					BA-CDOR	(73,799)

CHF	3,234,000	—	9/25/22	6 month CHF-
				LIBOR-BBA	0.945%	8,878

CHF	3,282,000	—	9/26/22	6 month CHF-
				LIBOR-BBA	0.9175%	(363)

CHF	3,279,000	—	9/27/22	6 month CHF-
				LIBOR-BBA	0.96%	13,839

CHF	2,158,000	—	10/2/22	6 month CHF-
				LIBOR-BBA	0.92%	(571)

CHF	626,000	—	5/11/22	6 month CHF-
				LIBOR-BBA	0.975%	7,821

CHF	5,256,000	—	5/14/22	1.0125%	6 month CHF-
					LIBOR-BBA	(85,017)

CHF	5,502,000	—	6/19/22	0.94%	6 month CHF-
					LIBOR-BBA	(38,709)

CHF	5,763,000	—	7/5/22	1.015%	6 month CHF-
					LIBOR-BBA	(80,550)

CHF	3,617,000	—	7/25/22	0.9225%	6 month CHF-
					LIBOR-BBA	(12,573)

CHF	1,924,000	—	8/6/22	0.9075%	6 month CHF-
					LIBOR-BBA	(998)

EUR	3,234,000	—	9/25/22	1.545%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(38,278)

EUR	3,240,000	—	9/26/22	1.5225%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(29,174)

EUR	1,722,000	—	9/27/22	1.5275%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(16,403)

EUR	13,940,000	—	6/28/14	0.85%	6 month EUR-
					EURIBOR-
					REUTERS	(106,659)

EUR	9,610,000	—	8/1/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.45%	47,803

EUR	2,419,000	—	8/10/22	1.87%	6 month EUR-
					EURIBOR-
					REUTERS	(42,805)

EUR	5,217,000	—	8/30/22	1.375%	1 month EUR-
					EONIA-OIS-
					COMPOUND	35,659

64	Master Intermediate Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
EUR	5,799,000	$—	9/6/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.37%	$(46,864)

EUR	2,533,000	—	9/7/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.386%	(15,647)

EUR	1,874,000	—	9/19/22	6 month EUR-
				EURIBOR-
				REUTERS	1.913%	38,509

GBP	6,284,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.9125%	52,319

GBP	4,043,000	—	9/11/22	1.93%	6 month GBP-
					LIBOR-BBA	(28,634)

GBP	2,137,000	—	9/13/22	1.985%	6 month GBP-
					LIBOR-BBA	(32,756)

MXN	33,670,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	213,338

SEK	20,923,000	—	9/27/22	3 month SEK-
				STIBOR-SIDE	2.13625%	7,678

SEK	91,740,000	—	5/16/22	2.205%	3 month SEK-
					STIBOR-SIDE	(206,316)

SEK	10,173,000	—	6/19/22	3 month SEK-
				STIBOR-SIDE	2.38%	47,929

SEK	9,997,000	—	7/2/22	3 month SEK-
				STIBOR-SIDE	2.325%	31,038

SEK	8,697,000	—	7/25/22	2.06%	3 month SEK-
					STIBOR-SIDE	5,498

SEK	10,708,000	—	9/7/22	3 month SEK-
				STIBOR-SIDE	2.1725%	9,007

Deutsche Bank AG
	$452,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	13,646

	464,073,000 E	453,925	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(177,213)

	39,822,000 E	12,353	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(113,087)

	13,435,000 E	(126,398)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(104,499)

KRW	4,220,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(126,229)

MXN	33,670,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	223,199

MYR	11,381,000	—	7/23/17	3 month MYR-
				KLIBOR-BNM	2.98%	(56,273)

Master Intermediate Income Trust	65

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
	$1,748,000	$—	9/27/22	1.76%	3 month USD-
					LIBOR-BBA	$(9,728)

	62,161,000 E	(42,823)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	41,716

	11,185,000 E	(21,384)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(56,616)

	5,085,000 E	(80,029)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(71,740)

	11,759,000 E	835,727	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	247,425

AUD	10,978,000	—	9/17/22	3.88%	6 month AUD-
					BBR-BBSW	(176,837)

AUD	3,284,000	—	9/21/22	6 month AUD-
				BBR-BBSW	3.825%	38,070

AUD	6,568,000	—	9/24/22	6 month AUD-
				BBR-BBSW	3.82%	71,913

CHF	3,282,000	—	9/26/22	6 month CHF-
				LIBOR-BBA	0.93%	1,423

CHF	3,279,000	—	9/27/22	6 month CHF-
				LIBOR-BBA	0.945%	8,778

CHF	2,186,000	—	9/27/22	6 month CHF-
				LIBOR-BBA	0.972%	11,925

CHF	8,477,000	—	6/29/22	0.985%	6 month CHF-
					LIBOR-BBA	(94,976)

CHF	2,900,000	—	8/7/22	0.93%	6 month CHF-
					LIBOR-BBA	(10,596)

CHF	5,176,000	—	8/30/22	0.9402%	6 month CHF-
					LIBOR-BBA	(18,928)

EUR	1,722,000	—	9/27/22	1.505%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(11,617)

EUR	75,760,000 E	—	8/1/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.425%	43,810

EUR	8,958,000	—	8/3/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.43%	25,481

EUR	37,880,000 E	—	8/9/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.4775%	41,376

EUR	37,880,000 E	—	8/9/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.497%	50,625

EUR	4,763,000	—	8/29/22	1.4017%	1 month EUR-
					EONIA-OIS-
					COMPOUND	16,404

EUR	43,654,000	—	8/30/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.11%	(5,432)

66	Master Intermediate Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	43,654,000	$—	8/30/14	0.309%	3 month EUR-
					EURIBOR-
					REUTERS	$(45,264)

EUR	43,654,000	—	8/31/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.11%	(5,438)

EUR	43,654,000	—	8/31/14	0.314%	3 month EUR-
					EURIBOR-
					REUTERS	(51,183)

EUR	29,004,000 E	—	8/31/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.38%	(16,772)

EUR	43,654,000	—	9/3/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.086%	(39,922)

EUR	43,654,000	—	9/3/14	0.283%	3 month EUR-
					EURIBOR-
					REUTERS	(15,146)

EUR	5,511,000	—	9/25/22	1.824%	6 month EUR-
					EURIBOR-
					REUTERS	(51,690)

GBP	2,735,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	308,197

GBP	6,970,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.91%	55,396

GBP	2,203,000	—	8/7/22	1.9775%	6 month GBP-
					LIBOR-BBA	(39,024)

GBP	4,243,000	—	8/28/22	1.9225%	6 month GBP-
					LIBOR-BBA	(30,987)

SEK	9,775,000	—	5/16/22	3 month SEK-
				STIBOR-SIDE	2.205%	21,983

SEK	25,550,000	—	5/29/22	3 month SEK-
				STIBOR-SIDE	2.215%	60,839

SEK	21,805,000	—	6/11/22	2.28%	3 month SEK-
					STIBOR-SIDE	(72,251)

SEK	19,446,000	—	8/1/22	3 month SEK-
				STIBOR-SIDE	2.3%	51,736

SEK	27,635,000	—	8/13/22	2.325%	3 month SEK-
					STIBOR-SIDE	(81,964)

SEK	13,580,000	—	8/15/22	3 month SEK-
				STIBOR-SIDE	2.26%	28,087

SEK	7,571,000	—	8/30/22	2.2102%	3 month SEK-
					STIBOR-SIDE	(10,694)

JPMorgan Chase Bank NA
	$2,484,000 E	(4,530)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(12,355)

	47,825,000 E	(787,892)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(709,938)

Master Intermediate Income Trust	67

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
	$2,785,000 E	$50,074	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	$45,535

	3,109,000 E	313,932	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	158,389

	22,456,000	—	9/7/22	1.678%	3 month USD-
					LIBOR-BBA	17,169

	4,922,000	—	9/26/22	3 month USD-
				LIBOR-BBA	1.73875%	17,771

CAD	3,470,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(97,423)

CAD	7,265,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	62,548

CAD	25,317,000	—	6/13/14	3 month CAD-
				BA-CDOR	1.2825%	(12,622)

CAD	4,193,000	—	6/13/17	3 month CAD-
				BA-CDOR	1.56%	(2,082)

CAD	5,864,000	—	8/8/22	2.25%	3 month CAD-
					BA-CDOR	(63,157)

CAD	3,539,000	—	8/27/22	2.2275%	3 month CAD-
					BA-CDOR	(27,332)

EUR	1,893,000	—	7/30/22	6 month EUR-
				EURIBOR-
				REUTERS	1.803%	19,398

GBP	800,000	—	8/2/22	6 month GBP-
				LIBOR-BBA	1.92%	7,581

JPY	2,402,400,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	326,472

JPY	511,900,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	427,538

JPY	225,883,000	—	9/19/22	0.80%	6 month JPY-
					LIBOR-BBA	(8,175)

MXN	19,054,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(114,236)

MXN	24,639,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(147,412)

MXN	4,810,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	32,872

MXN	24,320,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(93,040)

MXN	66,197,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(253,248)

MXN	24,320,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	119,810

MXN	37,740,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	213,562

68	Master Intermediate Income Trust

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
	Swap counterparty /	premium	Termination	made by	received by	appreciation/
	Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

The Royal Bank of Scotland PLC
	$2,254,000 E	$(28,325)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	$(24,651)

	UBS AG
CHF	28,420,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(181,895)

	Total					$(824,399)

E Extended effective date.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

		Upfront		Fixed payments	Total return	Unrealized
	Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
	Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

	Barclay’s Bank, PLC
	$544,122	$—	1/12/40	5.00% (1 month	Synthetic MBX	$1,959
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	986,583	—	1/12/40	5.00% (1 month	Synthetic MBX	3,551
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	805,770	—	1/12/41	5.00% (1 month	Synthetic MBX	2,900
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	3,791,874	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(8,934)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	399,133	—	1/12/40	4.00% (1 month	Synthetic MBX	(81)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	1,266,448	—	1/12/41	4.00% (1 month	Synthetic TRS	(34,552)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	41,974	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,145)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	695,228	—	1/12/41	5.00% (1 month	Synthetic MBX	2,502
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	3,311,625	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,803)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

Master Intermediate Income Trust	69

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$2,651,601	$—	1/12/41	5.00% (1 month	Synthetic MBX	$9,542
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

949,274	—	1/12/40	4.00% (1 month	Synthetic MBX	(194)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

110,739	—	1/12/40	4.00% (1 month	Synthetic TRS	(2,433)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

153,093	—	1/12/38	6.50% (1 month	Synthetic TRS	(722)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

839,493	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,978)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

5,320,000	—	4/7/16	(2.63%)	USA Non Revised	(123,727)
				Consumer Price
				Index-Urban (CPI-U)

1,859,392	—	1/12/41	3.50% (1 month	Synthetic MBX	3,781
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

862,834	—	1/12/41	3.50% (1 month	Synthetic MBX	1,754
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

3,473,687	—	1/12/41	4.00% (1 month	Synthetic TRS	(94,772)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

468,824	—	1/12/41	5.00% (1 month	Synthetic MBX	735
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

2,085,685	—	1/12/41	5.00% (1 month	Synthetic MBX	7,505
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,763,427	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,511)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

70	Master Intermediate Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$2,368,744	$—	1/12/40	4.00% (1 month	Synthetic MBX	$(484)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,397,757	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,293)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

958,882	—	1/12/41	4.00% (1 month	Synthetic TRS	(26,161)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,496,713	—	1/12/41	4.00% (1 month	Synthetic TRS	(68,118)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

909,598	—	1/12/40	(4.00%) 1 month	Synthetic TRS	19,982
			USD-LIBOR	Index 4.00%
				30 year Fannie Mae
				pools

421,392	—	1/12/40	5.00% (1 month	Synthetic MBX	1,517
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,616,712	—	1/12/41	4.00% (1 month	Synthetic TRS	(44,109)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,581,769	—	1/12/40	4.50% (1 month	Synthetic MBX	(5,948)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

11,428,858	—	1/12/41	5.00% (1 month	Synthetic MBX	41,126
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

795,973	—	1/12/41	3.50% (1 month	Synthetic MBX	1,618
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

2,495,174	—	1/12/41	5.00% (1 month	Synthetic MBX	8,979
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

476,699	—	1/12/40	5.00% (1 month	Synthetic MBX	1,716
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Master Intermediate Income Trust	71

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$1,545,453	$—	1/12/40	5.00% (1 month	Synthetic MBX	$5,563
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,120,375	—	1/12/40	5.00% (1 month	Synthetic MBX	4,033
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
1,621,968	—	1/12/41	5.00% (1 month	Synthetic MBX	5,837
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,476,141	—	1/12/41	5.00% (1 month	Synthetic MBX	12,509
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,034,671	—	1/12/41	5.00% (1 month	Synthetic MBX	10,920
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
1,390,457	—	1/12/41	5.00% (1 month	Synthetic MBX	5,003
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

19,252,985	(48,132)	1/12/41	3.50% (1 month	Synthetic MBX	(31,658)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

4,813,246	(11,281)	1/12/41	3.50% (1 month	Synthetic MBX	(7,162)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

924,869	—	1/12/41	4.00% (1 month	Synthetic TRS	(25,233)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,543,620	—	1/12/41	4.00% (1 month	Synthetic TRS	(42,114)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,677,728	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,953)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,091,557	—	1/12/41	3.50% (1 month	Synthetic MBX	6,286
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

72	Master Intermediate Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$1,677,728	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(3,953)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
629,606	—	1/12/41	4.00% (1 month	Synthetic TRS	(17,177)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,040,000	—	3/1/16	2.47%	USA Non Revised	39,611
				Consumer Price
				Index-Urban (CPI-U)

2,280,000	—	3/3/16	2.45%	USA Non Revised	28,147
				Consumer Price
				Index-Urban (CPI-U)

756,865	—	1/12/38	6.50% (1 month	Synthetic TRS	(3,569)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

1,152,809	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,716)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

433,063	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,020)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,864,936	—	1/12/41	4.00% (1 month	Synthetic TRS	(50,881)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

57,462	—	1/12/38	6.50% (1 month	Synthetic TRS	(271)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

10,518,759	—	1/12/41	4.00% (1 month	Synthetic TRS	(286,985)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,503,358	—	1/12/41	4.00% (1 month	Synthetic TRS	(95,582)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

718,619	—	1/12/41	4.00% (1 month	Synthetic TRS	(19,606)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Master Intermediate Income Trust	73

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$813,698	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(1,917)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,916,582	—	1/12/41	4.00% (1 month	Synthetic TRS	(106,856)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,651,449	—	1/12/41	4.00% (1 month	Synthetic TRS	(45,056)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,662,569	—	1/12/41	4.00% (1 month	Synthetic TRS	(99,925)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,579,161	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,721)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

976,228	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,300)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

28,941	—	1/12/38	6.50% (1 month	Synthetic TRS	(136)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

75,078	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(177)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

200,069	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(471)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,431,000	—	4/3/17	2.3225%	USA Non Revised	25,115
				Consumer Price
				Index- Urban (CPI-U)

3,431,000	—	4/4/17	2.35%	USA Non Revised	30,193
				Consumer Price
				Index- Urban (CPI-U)

2,711,647	—	1/12/41	4.00% (1 month	Synthetic TRS	(73,982)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,768,686	21,832	1/12/41	4.00% (1 month	Synthetic TRS	(27,591)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

74	Master Intermediate Income Trust

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$3,389,016	$46,599	1/12/41	4.00% (1 month	Synthetic TRS	$(48,102)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	2,418,555	48,371	1/12/41	4.00% (1 month	Synthetic TRS	(19,745)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	5,037,570	130,662	1/12/41	4.00% (1 month	Synthetic TRS	(11,770)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	3,431,000	—	4/5/17	2.355%	USA Non Revised	31,153
					Consumer Price
					Index-Urban (CPI-U)

	3,431,000	—	4/5/22	2.66%	USA Non Revised	33,620
					Consumer Price
					Index-Urban (CPI-U)

GBP	2,141,000	—	3/30/17	(3.0925%)	GBP Non-revised	(99,501)
					UK Retail Price
					Index

GBP	2,141,000	—	4/2/17	(3.085%)	GBP Non-revised	(109,216)
					UK Retail Price
					Index

GBP	4,282,000	—	9/20/17	2.6625%	GBP Non-revised	21,421
					UK Retail Price
					Index

GBP	2,141,000	—	9/21/17	2.66%	GBP Non-revised	10,244
					UK Retail Price
					Index

GBP	2,141,000	—	4/3/17	(3.09%)	GBP Non-revised	(110,149)
					UK Retail Price
					Index

GBP	2,141,000	—	4/3/22	(3.21%)	GBP Non-revised	(217,187)
					UK Retail Price
					Index

JPMorgan Chase Bank NA
	$3,721,911	—	1/12/41	4.00% (1 month	Synthetic TRS	(101,544)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	3,125,000	—	9/14/14	(2.10%)	USA Non Revised	(11,491)
					Consumer Price
					Index-Urban (CPI-U)

GBP	1,941,000	—	9/12/14	2.825%	GBP Non-revised	9,904
					UK Retail Price
					Index

Total						$(1,724,956)

Master Intermediate Income Trust	75

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
Irish Gov’t, 4.50%,
4/18/2020	—	$(35,493)	$443,000	9/20/17	(100 bp)	$7,054

Obrigacoes Do
Tesouro, 5.45%,
9/23/13	—	(72,281)	443,000	9/20/17	(100 bp)	(53)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(18,605)	2,090,000	12/20/19	(100 bp)	334,455

Spain Gov’t, 5.50%,
7/30/2017	—	(52,226)	443,000	9/20/17	(100 bp)	1,481

Deutsche Bank AG
Republic of
Argentina, 8.28%,
12/31/33	B3	82,441	705,000	3/20/17	500 bp	(26,839)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 425,000	9/20/13	715 bp	37,472

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 400,000	9/20/13	477 bp	22,364

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 400,000	9/20/13	535 bp	25,391

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	67,778	$2,556,180	6/20/17	500 bp	85,256

Morgan Stanley Capital Services LLC
Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	510,000	10/20/12	339 bp	7,749

Total						$494,330

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

76	Master Intermediate Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$—	$376	$7

	13,543	—	—

Total common stocks	13,543	376	7
Asset-backed securities	$—	$2,314,944	$—

Convertible bonds and notes	—	441,598	—

Convertible preferred stocks	117,810	246,360	—

Corporate bonds and notes	—	108,273,382	—

Foreign government bonds and notes	—	28,427,833	—

Mortgage-backed securities	—	162,976,596	—

Preferred stocks	90,008	185,223	—

Purchased options outstanding	—	20,489,555	—

Senior loans	—	7,055,839	—

U.S. Government and Agency Mortgage Obligations	—	63,059,112	—

Warrants	—	585	26,594

Short-term investments	8,612,407	44,623,325	—

Totals by level	$8,833,768	$438,094,728	$26,601

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	(1,065,687)	—

Futures contracts	(99,069)	—	—

Written options	—	(18,326,255)	—

TBA sale commitments	—	(28,515,469)	—

Interest rate swap contracts	—	(1,058,746)	—

Total return swap contracts	—	(1,913,007)	—

Credit default contracts	—	522,716	—

Totals by level	$(99,069)	$(50,356,448)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust	77

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $427,950,195)	$439,967,710
Affiliated issuers (identified cost $6,987,387) (Note 6)	6,987,387

Cash	428,510

Foreign currency (cost $259,979) (Note 1)	259,878

Dividends, interest and other receivables	4,308,908

Receivable for investments sold	22,349,205

Receivable for sales of delayed delivery securities (Note 1)	28,114,628

Unrealized appreciation on swap contracts (Note 1)	6,256,807

Unrealized appreciation on forward currency contracts (Note 1)	1,446,851

Premium paid on swap contracts (Note 1)	3,046,131

Total assets	513,166,015

LIABILITIES

Payable for variation margin (Note 1)	62,685

Distributions payable to shareholders	1,647,059

Payable for investments purchased	30,351,857

Payable for purchases of delayed delivery securities (Note 1)	61,017,451

Payable for compensation of Manager (Note 2)	669,249

Payable for investor servicing fees (Note 2)	29,560

Payable for custodian fees (Note 2)	54,596

Payable for Trustee compensation and expenses (Note 2)	138,777

Payable for administrative services (Note 2)	1,596

Written options outstanding, at value (premiums $18,902,333) (Notes 1 and 3)	18,326,255

Premium received on swap contracts (Note 1)	3,440,143

Unrealized depreciation on forward currency contracts (Note 1)	2,512,538

Unrealized depreciation on swap contracts (Note 1)	8,311,832

TBA sale commitments, at value (proceeds receivable $28,018,125) (Note 1)	28,515,469

Collateral on certain derivative contracts, at value (Note 1)	1,625,020

Other accrued expenses	165,944

Total liabilities	156,870,031

Net assets	$356,295,984

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$496,993,586

Distributions in excess of net investment income (Note 1)	(268,167)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(149,260,861)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,831,426

Total — Representing net assets applicable to capital shares outstanding	$356,295,984

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($356,295,984 divided by 65,690,624 shares)	$5.42

The accompanying notes are an integral part of these financial statements.

78	Master Intermediate Income Trust

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Interest (net of foreign tax of $13,239) (including interest income of $24,162
from investments in affiliated issuers) (Note 6)	$20,843,010

Dividends	36,658

Total investment income	20,879,668

EXPENSES

Compensation of Manager (Note 2)	2,646,710

Investor servicing fees (Note 2)	176,375

Custodian fees (Note 2)	132,852

Trustee compensation and expenses (Note 2)	30,928

Administrative services (Note 2)	10,765

Other	404,757

Total expenses	3,402,387

Expense reduction (Note 2)	(478)

Net expenses	3,401,909

Net investment income	17,477,759

Net realized loss on investments (Notes 1 and 3)	(10,039,555)

Net realized loss on swap contracts (Note 1)	(34,837,885)

Net realized gain on futures contracts (Note 1)	1,584,446

Net realized loss on foreign currency transactions (Note 1)	(2,046,142)

Net realized loss on written options (Notes 1 and 3)	(10,446,913)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,837,099)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	70,682,551

Net gain on investments	10,059,403

Net increase in net assets resulting from operations	$27,537,162

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust	79

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$17,477,759	$22,867,685

Net realized gain (loss) on investments
and foreign currency transactions	(55,786,049)	30,365,452

Net unrealized appreciation or depreciation of investments
and assets and liabilities in foreign currencies	65,845,452	(55,098,101)

Net increase (decrease) in net assets resulting
from operations	27,537,162	(1,864,964)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(5,888,390)	(30,037,712)
From return of capital	(16,380,731)	—

Increase in capital share transactions from reinvestment
of distributions	—	1,575,240

Total increase (decrease) in net assets	5,268,041	(30,327,436)

NET ASSETS

Beginning of year	351,027,943	381,355,379

End of year (including distributions in excess of net
investment income of $268,167 and $5,637,321, respectively)	$356,295,984	$351,027,943

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	65,690,624	65,424,306

Shares issued in connection with reinvestment of distributions	—	266,318

Shares outstanding at end of year	65,690,624	65,690,624

The accompanying notes are an integral part of these financial statements.

80	Master Intermediate Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08

Net asset value, beginning of period	$5.34	$5.83	$5.94	$5.88	$7.13
Investment operations:

Net investment income[a]	.27	.35	.58	.34	.49 [f]

Net realized and unrealized
gain (loss) on investments	.15	(.38)	.39	.24	(1.28)

Total from investment operations	.42	(.03)	.97	.58	(.79)
Less distributions:

From net investment income	(0.09)	(.46)	(1.08)	(.54)	(.49)

From return of capital	(0.25)	—	—	—	—

Total distributions	(.34)	(.46)	(1.08)	(.54)	(.49)

Increase from shares repurchased	—	—	—	.02	.03

Net asset value, end of period	$5.42	$5.34	$5.83	$5.94	$5.88

Market value, end of period	$5.18	$5.05	$6.28	$5.99	$5.39

Total return at market value (%)[b]	9.56	(13.01)	25.33	24.66	(8.92)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$356,296	$351,028	$381,355	$383,388	$391,973

Ratio of expenses to average
net assets (%)[c]	.96	.94	.94 [d]	1.02 [d]	.96 [f]

Ratio of expenses to average
net assets excluding interest
expense (%)[c]	.96	.94	.94	.98	.96 [f]

Ratio of net investment income
to average net assets (%)	4.94	5.97	9.82 [d]	7.05 [d]	7.29 [f]

Portfolio turnover (%)[e]	157	171	88	223	159

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% and 0.04% of average net assets as of September 30, 2010 and September 30, 2009, respectively.

e Portfolio turnover excludes TBA roll transactions.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2008	0.01%

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust	81

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and is authorized to issue an unlimited number of shares. The investment objective of the fund is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are

82 Master Intermediate Income Trust

also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Master Intermediate Income Trust 83

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 764,500,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, and to gain exposure to rates of inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

84 Master Intermediate Income Trust

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $157,100,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,045,900,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $11,200,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $8,173,621 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Master Intermediate Income Trust 85

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,794,348 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $14,547,763.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

86 Master Intermediate Income Trust

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2012, the fund had a capital loss carryover of $95,760,219 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$1,369,084	$1,272,753	$2,641,837	*

7,342,291	N/A	7,342,291	September 30, 2015

11,586,218	N/A	11,586,218	September 30, 2016

28,970,279	N/A	28,970,279	September 30, 2017

45,219,594	N/A	45,219,594	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $46,268,746 recognized during the period between November 1, 2011 and September 30, 2012 to its fiscal year ending September 30, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, late year loss deferrals, dividends payable, realized gains and losses on certain futures contracts, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $6,220,215 to increase distribution in excess of net investment income, $59,892 to increase paid-in-capital and $6,160,323 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,346,848
Unrealized depreciation	(7,808,463)

Net unrealized appreciation	4,538,385
Capital loss carryforward	(95,760,219)
Post-October capital loss deferral	(46,268,746)
Cost for federal income tax purposes	$442,416,712

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

Master Intermediate Income Trust	87

0.75% of the first $500 million of average net assets,
0.65% of the next $500 million of average net assets,
0.60% of the next $500 million of average net assets,
0.55% of the next $5 billion of average net assets,
0.525% of the next $5 billion of average net assets,
0.505% of the next $5 billion of average net assets,
0.49% of the next $5 billion of average net assets,
0.48% of the next $5 billion of average net assets,
0.47% of the next $5 billion of average net assets,
0.46% of the next $5 billion of average net assets,
0.45% of the next $5 billion of average net assets,
0.44% of the next $5 billion of average net assets,
0.43% of the next $8.5 billion of average net assets and
0.42% of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $478 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $276, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $522,869,230 and $458,044,048, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $3,970,313 and $3,973,945, respectively.

88 Master Intermediate Income Trust

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums

Written options outstanding at the	USD	770,739,002	$36,194,686
beginning of the reporting period	CHF	15,780,000	21,184

Options opened	USD	558,904,889	27,836,988

Options exercised	USD	(283,024,080)	(6,952,379)

Options closed	USD	(811,522,586)	(38,176,962)
	CHF	(15,780,000)	(21,184)

Written options outstanding at the
end of the reporting period	USD	235,097,225	$18,902,333

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$631,996	Payables	$109,280

Foreign exchange
contracts	Receivables	1,446,851	Payables	2,512,538

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	27,179	Unrealized depreciation	—

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	26,454,448*	Unrealized depreciation	27,361,970*

Total		$28,560,474		$29,983,788

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(192,198)	$(192,198)

Foreign exchange
contracts	—	—	(1,966,368)	—	$(1,966,368)

Interest rate contracts	(21,475,582)	1,584,446	—	(34,645,687)	$(54,536,823)

Total	$(21,475,582)	$1,584,446	$(1,966,368)	$(34,837,885)	$(56,695,389)

Master Intermediate Income Trust 89

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$747,995	$747,995

Foreign exchange
contracts	—	—	—	(4,781,859)	—	$(4,781,859)

Equity contracts	—	11,060	—	—	—	$11,060

Interest rate contracts	7,619,642	—	(332,694)	—	36,094,284	$43,381,232

Total	$7,619,642	$11,060	$(332,694)	$(4,781,859)	$36,842,279	$39,358,428

† For the reporting period, the transaction volume for warrants was minimal.

Note 5: Shares repurchased

In September 2012, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 720 shares of the fund (0.001% of the fund’s shares outstanding), valued at $3,902 based on net asset value.

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market				Market
	value at the				value at
	beginning				end of
	of reporting	Purchase	Sales	Investment	reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money Market
Liquidity Fund *	$66,991,032	$250,323,987	$310,327,632	$24,162	$6,987,387

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

90 Master Intermediate Income Trust

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Master Intermediate Income Trust	91

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is primarily due to foreign currency losses.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,065,214 of distributions paid as qualifying to be taxed as interest-related dividends.

92 Master Intermediate Income Trust

Shareholder meeting results (Unaudited)

January 26, 2012 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	55,803,089	2,625,353

Barbara M. Baumann	55,877,078	2,551,364

Jameson A. Baxter	55,884,677	2,543,765

Charles B. Curtis	55,829,318	2,599,124

Robert J. Darretta	55,873,904	2,554,539

John A. Hill	55,864,724	2,563,719

Paul L. Joskow	55,873,610	2,554,833

Elizabeth T. Kennan	55,727,408	2,701,034

Kenneth R. Leibler	55,882,389	2,546,054

Robert E. Patterson	55,883,295	2,545,148

George Putnam, III	55,511,455	2,916,988

Robert L. Reynolds	55,899,064	2,529,378

W. Thomas Stephens	55,891,592	2,536,851

All tabulations are rounded to the nearest whole number.

Master Intermediate Income Trust 93

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

94 Master Intermediate Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Master Intermediate Income Trust 95

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

96 Master Intermediate Income Trust

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN713
277547 11/12

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$136,019	$--	$6,300	$-
September 30, 2011	$92,504	$--	$6,100	$-

For the fiscal years ended September 30, 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,300 and $6,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit- Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ -	$ -	$ -	$ -

September 30, 2011	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if
•	the board does not have a majority of independent directors,
•	the board has not established independent nominating, audit, and compensation committees,
•	the board has more than 19 members or fewer than five members, absent special circumstances,
•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or
•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►  The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:
•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),
•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),
•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or
•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).
►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).
►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).
►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.
►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.
►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).
►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).
►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and
►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).
►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.
►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.
►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.
►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.
►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.
►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:
•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and
•	applicable state law does not otherwise provide shareholders with the right to call special meetings.
►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
►	The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.
►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.
►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.
►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).
►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).
►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.
►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).
►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if
•	the board does not have a majority of outside directors,
•	the board has not established nominating and compensation committees composed of a majority of outside directors, or
•	the board has not established an audit committee composed of a majority of independent directors.
►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if
•	fewer than half of the directors are outside directors,
•	the board has not established a nominating committee with at least half of the members being outside directors, or
•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►    The funds will withhold votes from the entire board of directors if

•	the board does not have at least a majority of independent non-executive directors,
•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or
•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.
►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.
►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.
►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.
►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.
►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.
►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

►	The funds will vote for proposals
•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or
•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.
►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).
►	The funds will vote for proposals permitting companies to issue regulatory reports in English.
►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 9, 2011

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report. During the period Raman Srivastava left the fund.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
D. William Kohli	2002	Putnam Management 1994 – Present	Co-Head Fixed Income, Previously, Team Leader, Portfolio Construction and Global Strategy and Director, Global Core
Michael Atkin	2007	Putnam Management 1997 – Present	Portfolio Manager, Previously Director of Sovereign Research, Previously, Senior Economist and Team Leader Country Analysis
Kevin Murphy	2007	Putnam Management 1999 – Present	Portfolio Manager, Previously, Team Leader, High Grade Credit
Michael Salm	2011	Putnam Management 1997 – Present	Co-Head Fixed Income, Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999 – Present	Co-Head Fixed Income, Team Leader, U.S. High Yield

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	15*	$7,336,700,000	18**	$3,359,100,000	14***	$12,439,000,000
Michael Salm	29*	$12,816,100,000	28 #	$9,547,300,000	18##	$8,873,300,000
Michael Atkin	6	$4,963,600,000	8	$2,354,300,000	9***	$4,914,600,000
Paul Scanlon	26*	$11,041,000,000	25###	$6,781,400,000	9	$2,227,700,000
Kevin Murphy	25*	$10,373,500,000	22#	$5,843,800,000	14***	$8,089,600,000

* 4 accounts, with total assets of $1,620,600,000 pay an advisory fee based on account performance.

** 1 account, with total assets of $100,500,000 pay an advisory fee based on account performance

*** 1 account, with total assets of $479,900,000 pay an advisory fee based on account performance.

# 2 accounts, with total assets of $176,300,000 pay an advisory fee based on account performance

## 2 accounts, with total assets of $732,800,000 pay an advisory fee based on account performance

### 3 accounts, with total assets of $307,500,000 an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

F* - Assets in the fund

$0	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and Over

Name		F*		F*	F*		F*		F*		F*		F*

Atkin, Michael J.	|	F*	|		|	|		|		|		|

Kohli, D. William	|	F*	|		|	|		|		|		|

Murphy, Kevin F.	|	F*	|		|	|		|		|		|

Salm, Michael V.	|	F*	|		|	|		|		|		|

Scanlon, Paul D.	|	F*	|		|	|		|		|		|

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 - October 7, 2011	-	-	-	6,542,431
October 8 - October 31, 2011	-	-	-	6,569,062
November 1 - November 30, 2011	-	-	-	6,569,062
December 1 - December 31, 2011	-	-	-	6,569,062
January 1 - January 31, 2012	-	-	-	6,569,062
February 1 - February 28, 2012	-	-	-	6,569,062
March 1 - March 31, 2012	-	-	-	6,569,062
April 1 - April 30, 2012	-	-	-	6,569,062
May 1 - May 31, 2012	-	-	-	6,569,062
June 1 - June 30, 2012	-	-	-	6,569,062
July 1 - July 31, 2012	-	-	-	6,569,062
August 1 - August 31, 2012	-	-	-	6,569,062
September 1 - September 30, 2012	-	-	-	6,569,062

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchase up to 6,569,062 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchase up to 6,569,062 of its shares.

**Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith

Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz

Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar

Steven D. Krichmar

Principal Financial Officer

Date: November 28, 2012